UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.)
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OXiGENE, Inc.
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230 THIRD AVENUE
WALTHAM, MASSACHUSETTS 02451

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON THURSDAY, MAY 28, 2009

TO OUR STOCKHOLDERS:

Please take notice that the 2009 annual meeting of stockholders of OXiGENE, Inc., a Delaware corporation, will be held on Thursday, May 28, 2009, at 10:00 a.m., local time, at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., located at Chrysler Center, 666 Third Avenue, New York, NY 10017, for the following purposes:

1. To elect seven members to the Board of Directors to hold office until the 2010 annual meeting of stockholders and until their successors are duly elected and qualified;

2. To approve an amendment to our Restated Certificate of Incorporation to increase the authorized number of shares of our common stock, $0.01 par value per share, from 100,000,000 to 150,000,000;

3. To approve an amendment to our Restated Certificate of Incorporation to provide for 15,000,000 authorized shares of preferred stock, $0.01 par value per share, that may be issued from time to time by the Board in one or more series;

4. To approve an amendment to our Restated Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio in the range of 1:2 to 1:10, such ratio to be determined by the Board of Directors;

5. To approve amendments to the OXiGENE, Inc. 2005 Stock Plan;

6. To approve the OXiGENE, Inc. 2009 Employee Stock Purchase Plan;

7. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009; and

8. To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

The Board of Directors has fixed the close of business on April 9, 2009 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. A list of stockholders of record will be available at the meeting and, during the 10 days prior to the meeting, at the office of the Secretary at the above address.

All stockholders are cordially invited to attend the annual meeting. Whether you plan to attend the Annual Meeting or not, you are requested to complete, sign, date and return the enclosed proxy card as soon as possible in accordance with the instructions on the proxy card. A pre-addressed, postage prepaid return envelope is enclosed for your convenience.

BY ORDER OF THE BOARD OF DIRECTORS

John A. Kollins
Chief Executive Officer

April 7, 2009

230 THIRD AVENUE
WALTHAM, MASSACHUSETTS 02451
(781) 547-5900

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
THURSDAY, MAY 28, 2009

We have sent you this proxy statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote at the 2009 annual meeting of stockholders and any adjournments of the Annual Meeting. This Proxy Statement summarizes the information you need to know to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares. Instead, you may vote your shares by marking, signing, dating and returning the enclosed proxy card. This Proxy Statement and the proxy card were first mailed to stockholders on or about April 17, 2009.

Who Can Vote.  Record holders of our common stock at the close of business on the record date, April 9, 2009, may vote at the Annual Meeting. On April 9, 2009, approximately 80 record holders held 46,148,325 shares of our outstanding common stock. Holders of common stock are entitled to one vote per share on all matters to be voted on by stockholders.

How You Can Vote.  You can only vote your shares if you are either present in person or represented by proxy at the Annual Meeting. Whether you plan to attend the Annual Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Annual Meeting and vote. If you properly fill in your proxy card and send it to us in time, the “proxy” (one of the individuals named on the proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, the proxy will vote your shares as recommended by the Board of Directors.

Recommendation of the Board of Directors.

The Board of Directors recommends that you vote:

“FOR” the election of the seven director nominees;

“FOR” an amendment to our Restated Certificate of Incorporation to increase the authorized number of shares of our common stock, $0.01 par value per share, from 100,000,000 to 150,000,000;

“FOR” an amendment to our Restated Certificate of Incorporation to provide for 15,000,000 authorized shares of preferred stock, $0.01 par value per share, that may be issued from time to time by the Board in one or more series;

“FOR” an amendment to our Restated Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio in the range of 1:2 to 1:10, such ratio to be determined by the Board of Directors;

“FOR” amendments to the OXiGENE, Inc. 2005 Stock Plan (the “Plan”);

“FOR” the OXiGENE, Inc. 2009 Employee Stock Purchase Plan (the “2009 ESPP”); and

“FOR” the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009.

If any other matter is properly presented, the proxy holders will vote your shares in accordance with their best judgment. At the time this Proxy Statement was printed, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this Proxy Statement.

Revocation of Proxies.  If you return your proxy card, you may revoke your proxy at any time before it is exercised. You may revoke your proxy in any one of the following ways:

•	by voting in person at the Annual Meeting;

•	by delivering a written notice of revocation dated after the date of the proxy card to our principal offices at 230 Third Avenue, Waltham, MA 02451, Attention — Secretary; or

•	by timely delivering another proxy card dated after the date of the proxy card that you wish to revoke.

Voting in Person.  If you plan to attend the Annual Meeting and vote in person, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on April 9, 2009, the record date for determining who is entitled to vote.

Required Votes.  With respect to the election of directors, the nominees for director who receive the most votes (also known as a “plurality” of the votes) will be elected. The affirmative vote of a majority of our outstanding common stock is required for approval of the amendments to our Restated Certificate of Incorporation, set forth as Proposals 2, 3 and 4. The affirmative vote of a majority of the votes cast on each proposal is required for approval of all of the other matters being proposed in this proxy statement, Proposals 5, 6 and 7.

Broker Non-Votes, Withholdings and Abstentions.

•	Broker Non-Votes: If your broker holds your shares in its name and cannot vote your shares on a particular matter because the broker does not have instructions from you or discretionary voting authority on that matter, this is referred to as a “broker non-vote.” Your broker will be entitled to vote your shares on Proposals 1, 2, 4 and 7. Your broker will not be entitled to vote your shares on Proposals 3, 5 and 6. Broker non-votes will be counted towards the vote total for Proposals 2, 3 and 4, and will have the same effect as “against” votes. Broker non-votes will have no effect and will not be counted towards the vote total for Proposals 1, 5, 6 and 7.

•	Withholdings: Withholding authority to vote for a nominee for director will have no effect on the results of the vote for directors.

•	Abstentions: Abstentions are not counted towards the vote total for purposes of electing directors and Proposals 5, 6 and 7, and will have no effect on these votes. Abstentions will be counted towards the vote total for Proposals 2, 3 and 4, and will have the same effect as “against” votes.

Quorum.  The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock is necessary to constitute a quorum at the Annual Meeting. Votes of stockholders of record who are present at the meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Householding of Annual Disclosure Documents.

In December 2000, the Securities and Exchange Commission adopted a rule concerning the delivery of annual disclosure documents. The rule allows us or your broker to send a single set of our annual report and proxy statement to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and OXiGENE. It reduces the volume of duplicate information received at your household and helps to reduce OXiGENE’s expenses. The rule applies to our annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Each stockholder will continue to receive a separate proxy card or voting instruction card.

If your household received a single set of disclosure documents this year, but you would prefer to receive your own copy, please contact our transfer agent, American Stock Transfer & Trust Company, by calling their toll free number, 1-800-937-5449.

If you do not wish to participate in “householding” and would like to receive your own set of OXiGENE annual disclosure documents in future years, follow the instructions described below. Conversely, if you share an address with another OXiGENE stockholder and together both of you would like to receive only a single set of our annual disclosure documents, follow these instructions:

•	If your OXiGENE shares are registered in your own name, please contact our transfer agent, American Stock Transfer & Trust Company, and inform them of your request by calling them at 1-800-937-5449 or writing to them at 6201 15th Avenue, Brooklyn, NY 11219.

•	If a broker or other nominee holds your OXiGENE shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

Throughout this Proxy Statement, the terms “OXiGENE,” “WE,” “US,” “OUR” or “COMPANY” mean OXiGENE, Inc.

Electronic Delivery of Stockholder Communications

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders of OXiGENE, Inc. to Be Held on May 28, 2009.

•	The proxy statement, annual report to security holders for the year ended December 31, 2008 and the proxy card are available at the Investor Relations section of our website, www.oxigene.com.

•	The 2009 Annual Meeting of stockholders of OXiGENE, Inc. will be held on Thursday, May 28, 2009, at 10:00 a.m., local time, at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., located at Chrysler Center, 666 Third Avenue, New York, NY 10017.

•	The Annual Meeting of stockholders will be held for the following purposes:

1.	To elect seven members to the Board of Directors to hold office until the 2010 annual meeting of stockholders and until their successors are duly elected and qualified;

2.	To approve an amendment to our Restated Certificate of Incorporation to increase the authorized number of shares of the our common stock, $0.01 par value per share, from 100,000,000 to 150,000,000;

3.	To approve an amendment to our Restated Certificate of Incorporation to provide for 15,000,000 authorized shares of preferred stock, $0.01 par value per share, that may be issued from time to time by the Board in one or more series;

4.	To approve an amendment to our Restated Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio in the range of 1:2 to 1:10, such ratio to be determined by the Board of Directors;

5.	To approve amendments to the OXiGENE, Inc. 2005 Stock Plan;

6.	To approve the OXiGENE, Inc. 2009 Employee Stock Purchase Plan;

7.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009; and

8.	To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

•	OXiGENE’s Board of Directors recommends voting “FOR” all of the proposals listed above.

•	You are urged to attend the Annual Meeting and vote in person, but if you are unable to do so, the Board of Directors would appreciate your prompt vote either electronically via the Internet or telephone or via regular mail. We strongly encourage you to vote electronically, if you have that option.

PROPOSAL 1 — ELECTION OF DIRECTORS

Information concerning the nominees for election to the Board of Directors is set forth below. Each nominee for election to the Board of Directors has consented to being named as a nominee and has agreed to serve if elected. If elected, each director would serve for a one-year term, expiring at the 2010 annual meeting of stockholders or until his successor is elected. We will vote your shares as you specify on your proxy card. If you sign, date and return the proxy card but do not specify how you want your shares voted, we will vote them FOR the election of the nominees listed below. If unforeseen circumstances (such as death or disability) make it necessary for the Board of Directors to substitute another person for any of the nominees, we will vote your shares FOR that other person. If we do not name a substitute nominee, the size of the Board of Directors will be reduced. We are not aware of any circumstances that would render any nominee for director unavailable.

Our Board of Directors currently consists of nine members, including seven members who are “Non-Employee Directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. Under our by-laws, the number of members of our Board of Directors is fixed from time to time by the Board of Directors, and directors serve in office until the next annual meeting of stockholders and until their successors have been elected and qualified. The Board of Directors has set the size of the Board of Directors at seven, effective as of the Annual Meeting, and nominated Messrs. Roy Hampton Fickling, Mark Kessel, John A. Kollins, Arthur B. Laffer, Ph.D., William D. Schwieterman, M.D., William N. Shiebler and Alastair J.J. Wood, M.D. for election at the Annual Meeting. The seven nominees include four members who qualify as independent directors under the rules of the NASDAQ Stock Market. A plurality of the shares voted affirmatively at the Annual Meeting is required to elect each nominee as a director.

Each nominee for election to the Board of Directors is currently serving as a director. Messrs. Joel-Tomas Citron and Per-Olof Söderberg are not seeking reelection to the Board of Directors at the 2009 annual meeting. The following information with respect to each nominee has been furnished to us by that nominee. The ages of the nominees are as of February 28, 2009. We currently employ Mr. Kollins as our Chief Executive Officer. Effective upon and subject to Mr. Kollins’ re-election to the Board of Directors at the 2009 annual meeting, Mr. Kollins will also serve as our Chairman of the Board. Mr. Kollins’ employment agreement will not be affected as a result of his assumption of duties as Chairman of the Board.

Directors

ROY HAMPTON FICKLING

Age:	43

Director Since:	2007

Principal Occupation:	Mr. Fickling has been the owner and President of Fickling & Company, Inc., a Macon, Georgia-based regional real estate development, brokerage, management and consulting firm, since October 1993.

Business Experience:	Mr. Fickling was a founding Director of Rivoli Bank & Trust, of Macon and of Beech Street, U.K., Ltd. of London, England, an international healthcare administration firm. He was a major shareholder and advisor to Beech Street Corporation, the largest private PPO network, prior to its acquisition by Concentra, Inc. in 2005. Prior to forming Fickling & Company, Mr. Fickling was employed by Charter Medical Corporation where he worked in the administration of both a medical surgical hospital and a psychiatric hospital. Mr. Fickling holds a B.A. in Business Administration from the University of Georgia.

Other Directorships:	Mr. Fickling is a member of the board of directors of Piedmont Community Bank (public), and also serves on the board of directors of several closely held investment and operating companies.

MARK KESSEL

Age:	67

Director Since:	2008

Principal Occupation:	Mr. Kessel, a Managing Director of Symphony Capital LLC, co-founded Symphony in 2002 and is widely recognized as the leader in structuring product development investments for the biopharmaceutical industry.

Business Experience:	Mr. Kessel was formerly the Managing Partner of Shearman & Sterling LLP, with day-to-day operating responsibility for this large international law firm. He received a B.A. with honors in Economics from the City College of New York and a J.D. magna cum laude from Syracuse University College of Law. Mr. Kessel has written on financing for the biotech industry for Nature Reviews Drug Discovery, Nature Biotechnology and other publications, and on issues related to governance and audit committees for such publications as The Wall Street Journal, Financial Times, The Deal and Euromoney.

Other Directorships:	Mr. Kessel is a director and Chairman of Symphony ViDA, Inc. and Symphony Icon, Inc., and a director of Symphony Dynamo, Inc., all Symphony portfolio companies. In addition, Mr. Kessel is a director of the Global Alliance for TB Drug Development, Fondation Santé and the Biotechnology Industry Organization.

JOHN A. KOLLINS

Age:	46

Director Since:	2008

Principal Occupation:	Mr. Kollins has served as our Chief Executive Officer since October 2008, as our Chief Operating Officer from July 2008 to October 2008, and as our Senior Vice President and Chief Business Officer from March 2007 to July 2008. Effective upon and subject to Mr. Kollins’ re-election to the Board of Directors at the 2009 annual meeting, Mr. Kollins will also serve as our Chairman of the Board.

Business Experience:	Mr. Kollins has nearly 20 years of pharmaceutical and biotechnology industry experience, specifically in strategic marketing, new product development and business development. Prior to joining OXiGENE, Mr. Kollins had been an independent consultant since February 2005. His clients have included GRT Capital Partners, LLC’s health care investment fund, GRT Health Care, LP, Entelos, Inc., CovX and several other private and publicly-held biopharmaceutical companies. From October 2004 until February 2005, he was the Chief Business Officer at CovX Research LLC, a privately-held biopharmaceutical company, of San Diego, CA. Mr. Kollins served as an advisor to CovX since February 2005 and chaired CovX’s external advisory board from 2005 until the sale of the company to Pfizer, announced in December 2007. From January 2003 until January 2004, he served as the Vice President, Business Development at Renovis, Inc., a biopharmaceutical company located in South San Francisco, CA, and was a consultant to Renovis from January 2004 through October 2004. In 1989, Mr. Kollins started his career in the biopharmaceutical industry as a Product Manager with Immunex Corporation and subsequently held roles in marketing and business development at Elan Pharmaceuticals, Inc. and Athena Neurosciences, Inc., which was acquired by Elan, and served as Vice President, Business Development at SurroMed, Inc. Mr. Kollins graduated from Duke University with a B.S.E. (Mechanical Engineering and Materials Science) degree and earned his M.B.A. at the University of Virginia’s Darden Graduate School of Business.

ARTHUR B. LAFFER, PH.D.

Age:	68

Director Since:	1998

Principal Occupation:	Dr. Laffer has been the Chairman of Laffer Associates, an economic research and financial consulting firm, since 1979. Dr. Laffer is also Chairman of Laffer Investments, an institutional money management firm, since 1999.

Business Experience:	From 1981 to 1989, Dr. Laffer was a member of President Ronald Reagan’s Economic Policy Advisory Board. He was a Distinguished University Professor at Pepperdine University, and a member of Pepperdine’s Board of Directors. From 1976 to 1984, Dr. Laffer was the Charles B. Thornton Professor of Business Economics at the University of Southern California. From 1970 to 1976, Dr. Laffer was an Associate Professor of Business Economics at the University of Chicago. From 1972 to 1977, Dr. Laffer was a consultant to the Secretaries of Treasury and Defense. From October 1970 to July 1972, Dr. Laffer was the First Chief Economist at the Office of Management and Budget under George Shultz, while on leave of absence from the University of Chicago.

Other Directorships:	Dr. Laffer serves on the board of directors or board of advisors of numerous public and private companies, including MPS Group, Inc. (public), and the Nicholas Applegate Institutional Funds.

WILLIAM D. SCHWIETERMAN, M.D.

Age:	51

Director Since:	2007

Principal Occupation:	Dr. Schwieterman has been an independent consultant to biotech and pharmaceutical companies specializing in clinical development since July 2002.

Business Experience:	Dr. Schwieterman is a board-certified internist and a rheumatologist who was formerly Chief of the Medicine Branch and Chief of the Immunology and Infectious Disease Branch in the Division of Clinical Trials at the FDA. In these capacities and others, Dr. Schwieterman spent 10 years at the FDA in the Center for Biologics overseeing a wide range of clinical development plans for a large number of different types of molecules. Dr. Schwieterman holds a B.S. and M.D. from the University of Cincinnati.

WILLIAM N. SHIEBLER

Age:	67

Director Since:	2002

Principal Occupation:	Mr. Shiebler is a principal in two family investment businesses — Tree Tops Investment LLC and Tree Tops Corporation LLC.

Business Experience:	From March 2002 to March 2007, Mr. Shiebler was the Advisory Vice Chairman and CEO of the Americas of Deutsche Asset Management, the asset arm of Deutsche Bank. Prior to joining Deutsche Bank, Mr. Shiebler was the President and CEO of Putnam Mutual Funds and prior to that he was President and COO of Dean Witter’s Intercapital Division.

Other Directorships:	Mr. Shiebler is a non-executive Chairman and a Director of Nextalk, Inc. (private) as well as an advisory board member of several corporations. Mr. Shiebler is currently chairman of the Park City Center for Public Policy, and a Trustee of the U.S. Ski and Snowboard Team Foundation, among other charitable and community organizations. Previously, Mr. Shiebler was a trustee or director of a number of other corporate and community organizations, including the Salt Lake Olympic Committee and Kean University. Mr. Shiebler was also a member of the Presidential Commission on Medicaid.

ALASTAIR J.J. WOOD, M.D.

Age:	62

Director Since:	2008

Principal Occupation:	Dr. Wood, a Managing Director of Symphony Capital LLC, has worked with Symphony since its inception, initially as Chairman of Symphony’s Clinical Advisory Council, and joined the firm full-time in September 2006 as a Managing Director.

Business Experience:	Prior to joining Symphony Capital LLC full-time, Dr. Wood completed more than 30 years at Vanderbilt University School of Medicine, most recently as Associate Dean of External Affairs, where he was also Attending Physician and Tenured Professor of Medicine and Pharmacology. Dr. Wood is currently Professor of Medicine (courtesy appointment) and Professor of Pharmacology (courtesy appointment) at Weill Cornell Medical School, appointments served in an unpaid capacity. Dr. Wood has written or co-authored more than 300 scientific papers and won numerous honors including election to the National Academy of Sciences’ Institute of Medicine. He was until 2006 the chairman of the FDA’s Nonprescription Drugs Advisory Committee, and recently chaired the FDA Advisory Committee on Cox-2 inhibitors. He previously served as a member of the Cardiovascular and Renal Advisory Committee of the FDA, and the FDA’s Nonprescription Drugs Advisory

Committee. Dr. Wood has been a member of and chaired National Institutes of Health study sections, served on the editorial boards of four major journals, and between 1992 and 2004 was the Drug Therapy Editor of The New England Journal of Medicine. Most recently, he was named to the Board of the Critical Path Institute. He earned his medical degree at the University of St. Andrews.

Other Directorships:	Dr. Wood is a director of Symphony Evolution, Inc. and a member of the Development Committees of Symphony Dynamo, Inc., Symphony Allegro, Inc. and Symphony Icon, Inc., all Symphony portfolio companies.

THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION TO THE BOARD OF DIRECTORS OF EACH DIRECTOR NOMINEE NAMED ABOVE, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE ELECTION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL 2 — APPROVAL OF AMENDMENT TO OUR RESTATED CERTIFICATE OF
INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF THE
CORPORATION’S COMMON STOCK FROM 100,000,000 TO 150,000,000

The Board of Directors has determined that it is advisable to increase our authorized common stock, $0.01 par value per share, from 100,000,000 shares to 150,000,000 shares and has voted to recommend that the stockholders adopt an amendment to our Restated Certificate of Incorporation effecting the proposed increase. The full text of the proposed amendment to our Restated Certificate of Incorporation is attached to this proxy statement as Appendix A.

As of March 20, 2009, approximately 46,148,325 shares of our common stock were issued and outstanding (excluding treasury shares) and approximately an additional 3,367,625 shares were reserved for issuance upon the conversion of existing securities and exercise of options or warrants granted under our various stock-based plans and certain agreements. Accordingly, approximately 50,484,050 shares of common stock are available for future issuance.

The Board of Directors believes it continues to be in the best interest of OXiGENE and its stockholders to have sufficient additional authorized but unissued shares of common stock available in order to provide flexibility for corporate action in the future. Management believes that the availability of additional authorized shares for issuance from time to time in the Board of Directors’ discretion in connection with future financings, possible acquisitions of other companies, investment opportunities or for other corporate purposes is desirable in order to avoid repeated separate amendments to our Restated Certificate of Incorporation and the delay and expense incurred in holding special meetings of the stockholders to approve such amendments. We currently have no specific understandings, arrangements, agreements or other plans to issue, in connection with future acquisitions, financings or otherwise, any of the additional authorized but unissued shares that would be available as a result of the proposed increase in the number of authorized shares of our common stock. However, the Board of Directors believes that the currently available unissued shares do not provide sufficient flexibility for corporate action in the future. Even if the stockholders approve an increase in the number of OXiGENE’s authorized shares, OXiGENE reserves the right not to amend the Restated Certificate of Incorporation if the Board does not deem such amendment to be in the best interest of OXiGENE and its stockholders following the annual meeting.

We will not solicit further authorization by vote of the stockholders for the issuance of the additional shares of common stock proposed to be authorized, except as required by law, regulatory authorities or rules of the NASDAQ Stock Market or any other stock exchange on which our shares may then be listed. The issuance of additional shares of common stock could have the effect of diluting existing stockholder earnings per share, book value per share and voting power. Our stockholders do not have any preemptive right to purchase or subscribe for any part of any new or additional issuance of our securities.

The affirmative vote of a majority of the common stock outstanding and entitled to vote at the Annual Meeting is required to approve the amendment to our Restated Certificate of Incorporation to effect the proposed increase in our authorized shares of common stock.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE AMENDMENT UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL 3 — APPROVAL OF AMENDMENT TO OUR RESTATED CERTIFICATE OF
INCORPORATION TO PROVIDE FOR 15,000,000 AUTHORIZED SHARES OF PREFERRED STOCK

The Board of Directors has determined that it is advisable to provide for 15,000,000 authorized shares of preferred stock, $0.01 par value per share, and has voted to recommend that the stockholders adopt an amendment to our Restated Certificate of Incorporation effecting the provision. The full text of the proposed amendment to our Restated Certificate of Incorporation is attached to this proxy statement as Appendix A.

The Board of Directors believes it to be in the best interest of OXiGENE and its stockholders to have preferred stock available in order to provide flexibility for corporate action in the future. Management believes that the availability of preferred stock for issuance from time to time in the Board of Directors’ discretion in connection with future financings, possible acquisitions of other companies, investment opportunities or for other corporate purposes is desirable in order to avoid repeated separate amendments to our Restated Certificate of Incorporation and the delay and expense incurred in holding special meetings of the stockholders to approve such amendments. We currently have no specific understandings, arrangements or agreements with respect to any future acquisitions that would require us to issue any shares of preferred stock. However, the Board of Directors believes that the availability of preferred stock could provide sufficient flexibility for corporate action in the future. Even if the stockholders approve the provision for preferred stock, OXiGENE reserves the right not to amend the Restated Certificate of Incorporation if the Board does not deem such amendment to be in the best interest of OXiGENE and its stockholders following the annual meeting.

Shares of preferred stock, if issued, would have priority over the common stock with respect to dividends and other distributions, including the distribution of assets upon liquidation. We will not solicit further authorization by vote of the stockholders for the issuance of the preferred stock proposed to be authorized, except as required by law, regulatory authorities or rules of the NASDAQ Stock Market or any other stock exchange on which our shares may then be listed. Our Board of Directors has the authority, without further stockholder authorization, to issue from time to time shares of preferred stock in one or more series and to fix the terms, limitations, relative rights and preferences and variations of each series. Any preferred stock issued by us in the future will have no more than one vote per share and will not be issued specifically for anti-takeover purposes. Although we have no present plans to issue any shares of preferred stock for any purpose, the issuance of shares of preferred stock, or the issuance of rights to purchase such shares, could decrease the amount of earnings and assets available for distribution to the holders of common stock, could adversely affect the rights and powers, including voting rights, of the common stock, and could have the effect of delaying, deterring or preventing a change in control of us or an unsolicited acquisition proposal.

The affirmative vote of a majority of the common stock outstanding and entitled to vote at the annual meeting is required to approve the amendment to our Restated Certificate of Incorporation to effect the proposed authorization of preferred stock.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE AMENDMENT UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL 4 — APPROVAL OF AMENDMENT TO OUR RESTATED CERTIFICATE OF
INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF OUR COMMON STOCK AT A RATIO IN THE RANGE OF 1:2 TO 1:10

General

At our annual meeting, holders of our common stock are being asked to approve the proposal that Article Fourth of our Restated Certificate of Incorporation be amended to effect a reverse stock split of the issued and outstanding shares of common stock (such split to combine a number of outstanding shares of our common stock between two (2) and ten (10), such number consisting of only whole shares, into one (1) share of common stock). The full text of the proposed amendment to our Restated Certificate of Incorporation is attached to this proxy statement as Appendix A. If approved by the stockholders, the reverse stock split would become effective at a time, and at a ratio, to be designated by the Board of Directors. The Board of Directors may effect only one reverse stock split as a result of this authorization. The Board’s decision as to whether and when to effect the reverse stock split will be based on a number of factors, including market conditions, existing and expected trading prices for our common stock and the continued listing requirements of the NASDAQ Global Market. Even if the stockholders approve the reverse stock split, OXiGENE reserves the right not to effect the reverse stock split if the Board does not deem it to be in the best interests of OXiGENE and its stockholders to effect the reverse stock split.

The proposed amendment to our Restated Certificate of Incorporation to effect the reverse stock split, as more fully described below, will effect the reverse stock split but will not change the number of authorized shares of common stock or preferred stock, or the par value of common stock or preferred stock. Proposals to amend our Restated Certificate of Incorporation to increase the number of our authorized shares of common stock and to add a class of preferred stock are set forth at Proposals 2 and 3. We currently have no specific understandings, arrangements, agreements or other plans to issue, in connection with future acquisitions, financings or otherwise, any of the unissued and currently-authorized shares that would become available as a result of the proposed approval and actual implementation of the reverse stock split of our common stock.

Purpose

On March 2, 2009, the Board of Directors approved the proposal authorizing the reverse stock split for the following reasons:

•	the Board of Directors believes a higher stock price may help generate investor interest in the Company and help attract and retain employees.

•	the Board of Directors believes effecting the reverse stock split may be an effective means of avoiding a potential delisting of our common stock from the NASDAQ Global Market.

The Board of Directors further believes that some potential employees are less likely to work for a company with a low stock price, regardless of size of the company’s market capitalization.

If the reverse stock split successfully increases the per share price of our common stock as to which no assurance can be given, the Board of Directors believes this increase will increase trading volume in our common stock, facilitate future financings and enhance our ability to attract and retain employees and other service providers.

NASDAQ Requirements for Continued Listing on the NASDAQ Global Market

Our common stock is quoted on the NASDAQ Global Market under the symbol “OXGN.” One of the requirements for continued listing on the NASDAQ Global Market is maintenance of a minimum closing bid price of $1.00. On March 20, 2009, the closing market price per share of our common stock was $0.73, as reported by the NASDAQ Global Market and has been below $1.00 for more than 30 consecutive trading days. Currently, the NASDAQ Global Market has suspended the minimum bid price requirement for continued listing, and this suspension is effective until July 20, 2009. It is unclear whether this suspension will be extended further or not.

The Board of Directors believes that maintaining listing on the NASDAQ Global Market provides a broader market for our common stock and may facilitate the use of common stock in financing and other transactions. The Board of Directors unanimously approved the reverse stock split partly as a means of increasing the share price of our common stock to above $1.00 per share.

Potential Increased Investor Interest

In approving the proposal authorizing the reverse stock split, the Board of Directors considered that the Company’s common stock may not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients. Investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. Also, the Board believes that most investment funds are reluctant to invest in lower priced stocks.

There are risks associated with the reverse stock split, including that the reverse stock split may not result in a sustained increase in the per share price of our common stock.

We cannot predict whether the reverse stock split will increase the market price for our common stock. The history of similar stock split combinations for companies in like circumstances is varied. There is no assurance that:

•	the market price per share of our common stock after the reverse stock split will rise in proportion to the reduction in the number of shares of our common stock outstanding before the reverse stock split;

•	the reverse stock split will result in a per share price that will attract brokers and investors who do not trade in lower priced stocks;

•	the reverse stock split will result in a per share price that will increase our ability to attract and retain employees and other service providers; and

•	the market price per share will either exceed or remain in excess of the $1.00 minimum bid price as required by NASDAQ, or that we will otherwise meet the requirements of NASDAQ for continued inclusion for trading on the NASDAQ Global Market.

The market price of our common stock will also be based on our performance and other factors, some of which are unrelated to the number of shares outstanding. If the reverse stock split is effected and the market price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a reverse stock split. Furthermore, the liquidity of our common stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split.

Principal Effects of the Reverse Stock Split

If the stockholders approve the proposal to authorize the Board of Directors to implement the reverse stock split and the Board of Directors implements the reverse stock split, we will amend the existing provision of our restated certificate of incorporation relating to our authorized capital to add the following paragraph at the end thereof:

“Upon the effectiveness (the “Effective Date”) of the certificate of amendment to the restated certificate of incorporation containing this sentence, each [*] shares of the Common Stock issued and outstanding as of the date and time immediately preceding [date on which the certificate of amendment is filed], the effective date of a reverse stock split, shall be automatically changed and reclassified, as of the effective date of the

      * By approving this amendment stockholders will approve the combination of any whole number of shares of common stock between and including two (2) and ten (10) into one (1) share. The certificate of amendment filed with the Secretary of State of the State of Delaware will include only that number determined by the Board of Directors to be in the best interests of the Corporation and its stockholders. In accordance with these resolutions, the Board of Directors will not implement any amendment providing for a different split ratio.

split and without further action, into one (1) fully paid and non-assessable share of Common Stock. There shall be no fractional shares issued. A holder of record of Common Stock on the effective date of the split who would otherwise be entitled to a fraction of a share shall, in lieu thereof, be entitled to receive a cash payment in an amount equal to the fraction to which the stockholder would otherwise be entitled multiplied by the closing price of the Common Stock, as reported in the Wall Street Journal, on the last trading day prior to the effective date of the split (or if such price is not available, the average of the last bid and asked prices of the Common Stock on such day or other price determined by the Corporation’s Board of Directors).”

The reverse stock split will be effected simultaneously for all common stock and the exchange ratio will be the same for all shares of common stock. The reverse stock split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that the reverse stock split results in any of our stockholders owning a fractional share. Common stock issued pursuant to the reverse stock split will remain fully paid and non-assessable. The reverse stock split will not affect the Company continuing to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

The following table sets forth the numbers of shares of our common stock that would be issued and outstanding, authorized and available for issuance following the reverse stock split assuming a 1:2 reverse split and a 1:10 reverse split. The numbers in the table below are based on the 100,000,000 shares of common stock currently authorized and approximately 46,148,325 shares of our common stock issued and outstanding (excluding treasury shares) and approximately 3,367,625 shares reserved for issuance upon the conversion of existing securities and exercise of options or warrants granted under our various stock-based plans and certain agreements as of March 20, 2009.

Reverse Stock Split	Shares Issued and		Shares Available for
Ratio	Outstanding	Shares Authorized	Issuance

1:2	23,074,162	100,000,000	75,242,026
1:10	4,614,832	100,000,000	95,048,406

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

If the certificate of amendment is approved by the Company’s stockholders, and if the Board of Directors still believes that a reverse stock split is in the best interests of the Company and its stockholders, the Board will determine the ratio of the reverse stock split to be implemented. The Company will file the certificate of amendment with the Secretary of State of the State of Delaware at such time as the Board of Directors has determined the appropriate effective time for the reverse stock split. The Board of Directors may delay effecting the reverse stock split without re-soliciting stockholder approval. The reverse stock split will become effective on the effective date of the split. Beginning on the effective date of the split, each certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.

As soon as practicable after the effective date of the split, stockholders will be notified that the reverse stock split has been effected. The Company expects that our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-split shares will be asked to surrender to the exchange agent certificates representing pre-split shares in exchange for certificates representing post-split shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by the Company. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Any pre-split shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for post-split shares. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

No fractional shares will be issued in connection with the reverse stock split. Stockholders of record who otherwise would be entitled to receive fractional shares because they hold a number of pre-split shares not evenly divisible by the number of pre-split shares for which each post-split share is to be exchanged, will be entitled, upon surrender to the exchange agent of certificates representing such shares, to a cash payment in lieu thereof at a price equal to the fraction to which the stockholder would otherwise be entitled multiplied by the closing price of the common stock, as reported in the Wall Street Journal, on the last trading day prior to the effective date of the split (or if such price is not available, the average of the last bid and asked prices of the common stock on such day or other price determined by the Board of Directors). The ownership of a fractional interest will not give the holder thereof any voting, dividend, or other rights except to receive payment therefor as described herein.

Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, where the Company is domiciled, and where the funds will be deposited, sums due for fractional interests that are not timely claimed after the effective date of the split may be required to be paid to the designated agent for each such jurisdiction, unless correspondence has been received by the Company or the exchange agent concerning ownership of such funds within the time permitted in such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds will have to seek to obtain them directly from the state to which they were paid.

Accounting Matters

The reverse stock split will not affect the common stock capital account on our balance sheet. However, because the par value of our common stock will remain unchanged on the effective date of the split, the components that make up the common stock capital account will change by offsetting amounts. Depending on the size of the reverse stock split the Board of Directors decides to implement, the stated capital component will be reduced to an amount between one-half (1/2) and one-tenth (1/10) of its present amount, and the additional paid-in capital component will be increased with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our common stock will be increased because there will be fewer shares of common stock outstanding. Prior periods’ per share amounts will be restated to reflect the reverse stock split.

Potential Anti-Takeover Effect

Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of the Company with another company), the reverse stock split proposal is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the Board of Directors and stockholders. Other than the reverse stock split proposal, the Board of Directors does not currently contemplate recommending the adoption of any other actions that could be construed to affect the ability of third parties to take over or change control of the Company.

No Dissenter’s Rights

Under the Delaware General Corporation Law, the Company’s stockholders are not entitled to dissenter’s rights with respect to the reverse stock split, and the Company will not independently provide stockholders with any such right.

Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain material federal income tax consequences of the reverse stock split and does not purport to be a complete discussion of all of the possible federal income tax consequences of the reverse stock split and is included for general information only. Further, it does not address any state, local or foreign income or other tax consequences. For example, the state and local tax consequences of the reverse stock split may vary significantly as to each stockholder, depending upon the state in which such stockholder resides. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the pre-split shares were, and the post-split shares will be, held as a “capital asset,” as defined in the Code (generally, property held for investment). The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the reverse stock split.

Other than the cash payments for fractional shares discussed below, no gain or loss should be recognized by a stockholder upon such stockholder’s exchange of pre-split shares for post-split shares pursuant to the reverse stock split. The aggregate tax basis of the post-split shares received in the reverse stock split, including any fraction of a post-split share deemed to have been received, will be the same as the stockholder’s aggregate tax basis in the pre-split shares that are exchanged. In general, stockholders who receive cash upon redemption of their fractional share interests in the post-split shares as a result of the reverse stock split will recognize gain or loss based on their adjusted basis in the fractional share interests redeemed. The federal income tax liability, if any, generated by the receipt of cash in lieu of a fractional interest should be minimal in view of the low value of the fractional interest. The stockholder’s holding period for the post-split shares will include the period during which the stockholder held the pre-split shares surrendered in the reverse stock split.

The Company’s view regarding the tax consequence of the reverse stock split is not binding on the Internal Revenue Service or the courts. Accordingly, each stockholder should consult with such stockholder’s own tax advisor with respect to all of the potential tax consequences to such stockholder of the reverse stock split.

The affirmative vote of a majority of the common stock outstanding and entitled to vote at the Annual Meeting is required to approve the amendment to our Restated Certificate of Incorporation to effect the reverse stock split.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO AUTHORIZE THE BOARD OF DIRECTORS IN ITS DISCRETION TO AMEND THE RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE ISSUED AND OUTSTANDING SHARES OF OUR COMMON STOCK (SUCH SPLIT TO COMBINE A NUMBER OF OUTSTANDING SHARES OF OUR COMMON STOCK BETWEEN TWO (2) AND TEN (10), SUCH NUMBER CONSISTING OF ONLY WHOLE SHARES, INTO ONE (1) SHARE OF OUR COMMON STOCK).

PROPOSAL 5 — APPROVAL OF AMENDMENTS TO THE OXIGENE, INC. 2005 STOCK PLAN

General

On March 2, 2009, our Board of Directors unanimously approved, subject to approval of our stockholders at this Meeting, amendments to our 2005 Stock Plan (the “Plan”) to (i) increase from 2,500,000 to 7,500,000 the number of shares of our common stock available for issuance under the Plan which number includes such number of shares of our common stock, if any, that were subject to awards under the Company’s 1996 Stock Incentive Plan as of the date of adoption of the 2005 Stock Plan but which became or will become unissued upon the cancellation, surrender or termination of such award; and (ii) increase from 250,000 to 750,000 the number of shares that may be granted under the Plan to any participant in any fiscal year.

Our Plan amendments are being submitted to you for approval at the Meeting in order to ensure (i) favorable federal income tax treatment for grants of incentive stock options under Section 422 of the Internal Revenue Code of 1986 (the “Code”), and (ii) continued eligibility to receive a federal income tax deduction for certain compensation paid under our Plan by complying with Rule 162(m) of the Code. Approval by our stockholders of the amendment to the Plan is also required by the listing rules of the NASDAQ Global Market. Our Board of Directors believes that the approval of the amendments to our Plan is necessary to provide us with a sufficient number of shares to attract, retain and motivate employees, directors and consultants.

As of March 20, 2009, options to purchase 3,117,625 shares of our common stock were outstanding under the Plan and the 1996 Stock Incentive Plan and an additional 117,500 shares were available for future award issuances under the Plan.

In addition, generally shares of common stock reserved for awards under the Plan that lapse or are canceled will be added back to the share reserve available for future awards. However, shares of common stock tendered in payment for an award or shares of common stock withheld for taxes will not be available again for grant. Our Plan provides that no participant may receive awards for more than 750,000 shares of common stock in any fiscal year.

Our Board, the Compensation Committee and management all believe that the effective use of stock-based long-term incentive compensation is vital to our ability to achieve strong performance in the future. The Plan will maintain and enhance the key policies and practices adopted by our management and Board of Directors to align employee and stockholder interests. In addition, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. We believe that increasing the number of shares of our common stock available for issuance under the Plan and increasing the number of shares that may be issued to any single participant is essential to permit our management to continue to provide long-term, equity-based incentives to present and future key employees, consultants and directors. Accordingly, our Board of Directors believes adoption of the amendments to the Plan is in our best interests and those of our stockholders and recommends a vote “FOR” the approval of the amendments to the Plan.

The following is a brief summary of the Plan. This summary is qualified in its entirety by reference to the text of the Plan, a copy of which is attached as Appendix B to this proxy statement.

Material Features of our 2005 Stock Plan

The purpose of our Plan is to encourage ownership of our common stock by our employees, directors and certain consultants in order to attract such people, to induce them to work for our benefit and to provide additional incentive for them to promote our success.

The Plan provides for the grant of incentive stock options to our employees and non-qualified stock options, restricted and unrestricted stock awards and other stock-based awards to employees, directors and consultants (approximately 50 people). Upon approval of the proposed amendments, an aggregate of 7,500,000 shares of our common stock will be reserved for issuance under our Plan plus any shares of our common stock that were subject to awards under the Company’s 1996 Stock Incentive Plan as of the adoption of the 2005 Stock Plan but which became or will become unissued upon the cancellation, surrender or termination of such award. Notwithstanding the foregoing, a maximum of 7,500,000 shares may be issued pursuant to this Plan as awards, including as incentive stock options.

In accordance with the terms of our Plan, our Board of Directors has authorized our Compensation Committee to administer the Plan. To the extent permitted under law, the Compensation Committee may delegate part of its authority and powers under our Plan to one or more of our directors and/or officers, but only the Compensation Committee can make awards to participants who are directors or executive officers of OXiGENE. In accordance with the provisions of the Plan, our Compensation Committee will determine the terms of options and other awards, including:

•	the determination of which employees, directors and consultants will be granted options and other awards;

•	the number of shares subject to options and other awards;

•	the exercise price of each option which may not be less than fair market value on the date of grant;

•	the schedule upon which options become exercisable;

•	the termination or cancellation provisions applicable to options;

•	the terms and conditions of other awards, including conditions for repurchase, termination or cancellation, issue price and repurchase price; and

•	all other terms and conditions upon which each award may be granted in accordance with the Plan.

The maximum term of options granted under our Plan is 10 years. Awards are generally subject to early termination upon the termination of employment or other relationship of the participant with us, whether such termination is at our option or as a result of the death or disability of the participant. Generally, in the event of a participant’s termination for cause, all outstanding awards shall be forfeited. No participant may receive awards for more than 750,000 shares of common stock in any fiscal year. Our Plan does not provide for the repricing of stock options or other awards.

In addition, our Compensation Committee may, in its discretion, amend any term or condition of an outstanding award provided (i) such term or condition as amended is permitted by our Plan, and (ii) any such amendment shall be made only with the consent of the participant to whom such award was made, if the amendment is adverse to the participant.

If our common stock shall be subdivided or combined into a greater or smaller number of shares or if we issue any shares of common stock as a stock dividend, the number of shares of our common stock deliverable upon exercise of an option issued or upon issuance of an award shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

Upon a merger or other reorganization event, our Board of Directors, may, in their sole discretion, take any one or more of the following actions pursuant to our Plan, as to some or all outstanding awards:

•	provide that all outstanding options shall be assumed or substituted by the successor corporation;

•	upon written notice to a participant provide that the participant’s unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the participant;

•	in the event of a merger pursuant to which holders of our common stock will receive a cash payment for each share surrendered in the merger, make or provide for a cash payment to the optionees equal to the difference between the merger price times the number of shares of our common stock subject to such outstanding options, and the aggregate exercise price of all such outstanding options, in exchange for the termination of such options;

•	provide that all or any outstanding options shall become exercisable in full or in part immediately prior to such event; and

•	provide that all other outstanding awards shall be assumed or substituted by the successor corporation, become realizable or deliverable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon the merger or reorganization event.

Our stockholders may amend our Plan. It may also be amended by the Board of Directors, provided that any amendment approved by the Board of Directors which is of a scope that requires stockholder approval as required by the rules of the NASDAQ Stock Market, in order to ensure favorable federal income tax treatment for any incentive stock options under Code Section 422, or for any other reason is subject to obtaining such stockholder approval. Our Plan expires on April 25, 2015.

Federal Income Tax Considerations

The following is a brief summary of the applicable federal income tax laws relating to stock options and stock grants under our Plan:

Incentive Stock Options:	Incentive stock options are intended to qualify for treatment under Section 422 of the Code. An incentive stock option does not result in taxable income to the optionee or deduction to the company at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to the optionee (referred to as the “ISO holding period”). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in “alternative minimum taxable income.” Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and we will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee’s adjusted basis in the shares.

Non-Qualified Options:	Options otherwise qualifying as incentive stock options, to the extent the aggregate fair market value of shares with respect to which such options are first exercisable by an individual in any calendar year exceeds $100,000, and options designated as non-qualified options will be treated as options that are not incentive stock options.

A non-qualified option ordinarily will not result in income to the optionee or deduction to us at the time of grant. The optionee will recognize compensation income at the time of exercise of such non-qualified option in an amount equal to the excess of the then value of the shares over the option price per share. Such compensation income of optionees may be subject to withholding taxes, and a deduction may then be allowable to us in an amount equal to the optionee’s compensation income.

An optionee’s initial basis in shares so acquired will be the amount paid on exercise of the non-qualified option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the shares so acquired will be capital gain or loss.

Stock Grants:	With respect to stock grants under the Plan that result in the issuance of shares that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of shares received. Thus, deferral of the time of issuance will generally result in the deferral of the time the grantee will be liable for income taxes with respect to such issuance. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A grantee may elect to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits such shares, the grantee would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which he previously paid tax. The grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the shares. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

On March 20, 2009, the closing market price per share of our common stock was $0.73, as reported by the NASDAQ Global Market.

The affirmative vote of a majority of the votes cast at the Annual Meeting is required for approval of the amendments to the Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE AMENDMENTS TO OUR 2005 STOCK PLAN, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE AMENDMENTS TO THE 2005 STOCK PLAN UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL 6 — APPROVAL OF THE OXIGENE, INC. 2009 EMPLOYEE STOCK PURCHASE PLAN

On March 2, 2009, our Board of Directors approved, subject to approval of our stockholders at this meeting, the OXiGENE, Inc. 2009 Employee Stock Purchase Plan (the “2009 ESPP). The 2009 ESPP provides eligible employees with an opportunity to purchase shares of our common stock at a discount, on a tax-favored basis, through regular payroll deductions in compliance with Section 423 of the Code. The full text of the 2009 ESPP is attached to this proxy statement as Appendix C.

The Board of Directors believes it is in the best interest of OXiGENE and its stockholders that the 2009 ESPP be adopted. The Board recommends approval of the 2009 ESPP. If approved, eligible employees will be granted options to purchase common stock under the 2009 ESPP on June 1, 2009.

The 2009 ESPP allows certain full-time and part-time employees to purchase shares of OXiGENE common stock at a discount to fair market value. Employees will purchase shares in June and December of each year using funds deducted from their paychecks during the preceding six months. The 2009 ESPP is expected to be an important component of the benefits package that OXiGENE offers to its employees. We believe that the 2009 ESPP will aid the Company in retaining existing employees, recruiting and retaining new employees and aligning and increasing the interest of all employees in the success of OXiGENE.

Summary of the 2009 ESPP

Administration.  The 2009 ESPP will be administered under the direction of the Compensation Committee of the Board of Directors. The Compensation Committee has authority to interpret the 2009 ESPP and to make all other determinations necessary or advisable in administering it.

Eligibility.  All full-time employees, except for those full-time employees who are both: (i) subject to the disclosure requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended (the

“1934 Act”), and (ii) “highly compensated employees” as defined in Section 414(q) of the Code, shall be considered eligible Employees for purposes of the Plan. For part-time employees to be eligible, they must have customary employment of more than five months in any calendar year and more than 20 hours per week. Employees who, after exercising their rights to purchase shares under the 2009 ESPP, would own shares representing 5% or more of the voting power of OXiGENE’s common stock, are also ineligible to participate. Approximately 40 employees will be eligible to participate in the 2009 ESPP. Participation in the 2009 ESPP is at the election of each eligible employee and the amounts received by a participant under the 2009 ESPP depend on the fair market value of OXiGENE’s common stock on future dates; therefore, the benefits or amounts that will be received by any participant if the 2009 ESPP if approved by our stockholders, are not currently determinable.

Shares Available for Issuance.  Assuming the 2009 ESPP is approved by our stockholders at the Annual Meeting, there will be 2,000,000 shares of our common stock available for issuance under the 2009 ESPP plus an annual increase on the first day of each of the Company’s fiscal years beginning in 2010, equal to the lesser of (i) 500,000 shares, (ii) five percent of the shares of Common Stock outstanding on the last day of the immediately preceding fiscal year, or (iii) such lesser number of shares as is determined by the Board.

Participation.  To participate in the 2009 ESPP, an eligible employee authorizes payroll deductions in an amount not less than 1% nor greater than 10% of his or her total cash compensation for each full payroll period in the offering period provided that the aggregate of such payroll deductions during an offering period shall not exceed $10,000.

Purchases.  Eligible employees enroll in a six month offering period during the open enrollment period prior to the start of that offering period. A new offering period begins approximately every June and December. At the end of each offering period, the accumulated deductions are used to purchase shares of OXiGENE’s common stock from OXiGENE during an offering period. Shares are purchased at a price equal to 85% of the lower of the fair market value of OXiGENE’s common stock on the first business day or the last business day of an offering period. On March 20, 2009, the closing market price per share of our common stock was $0.73 as reported by the NASDAQ Global Market.

Termination of Employment.  If a participating employee voluntarily resigns or is terminated by OXiGENE prior to the last day of an offering period, the employee’s option to purchase terminates and the amount in the employee’s account is returned to the employee.

Adjustments Upon Change in Capitalization.  Subject to any required action by the stockholders of the Company, the number of shares of common stock covered by unexercised options under the 2009 ESPP and the number of shares of common stock which have been authorized for issuance under the 2009 ESPP but are not yet subject to options (collectively, the “Reserves”), as well as the price per share of common stock covered by each unexercised option under the 2009 ESPP, shall be proportionately adjusted for any increase or decrease in the number of issued shares of common stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the common stock.

Participation Adjustment.  If the number of unsold shares that are available for purchase under the 2009 ESPP is insufficient to permit exercise of all rights deemed exercised by all participating employees, a participation adjustment will be made, and the number of shares purchasable by all participating employees is reduced proportionately. Any funds remaining in a participating employee’s account after such exercise are refunded to the employee, without interest.

Amendment.  The Board of Directors may amend the 2009 ESPP at any time and in any respect without shareholder approval unless shareholder approval of the amendment in question is required under Section 423 of the Code, any national securities exchange or system on which the Common Stock is then listed or reported, or under any other applicable laws, rules, or regulations.

Termination.  The Board of Directors may terminate the 2009 ESPP at any time and for any reason or for no reason, provided that no termination shall impair any rights of participating employees that have vested at the time of termination. Without further action of the Board of Directors, the 2009 ESPP shall terminate on

June 1, 2019 or, if earlier, at such time as all shares of common stock that may be made available for purchase under the 2009 ESPP have been issued.

U.S. Federal Income Tax Consequences.  The 2009 ESPP, and the rights of participant employees to make purchases thereunder, qualify for treatment under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the 2009 ESPP are sold or otherwise disposed of.

Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two years from the first day of the relevant offering period (and more than one year from the date the shares are purchased), then the participant generally will recognize ordinary income measured as the lesser of:

(i) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or

(ii) an amount equal to 15% of the fair market value of the shares as of the first day of the applicable offering period.

Any additional gain should be treated as long-term capital gain.

If the shares are sold or otherwise disposed of before the expiration of this holding period, the participant will recognize ordinary income at the time of such disposition generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period.

OXiGENE is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent ordinary income is recognized by participants upon a sale or disposition of shares prior to the expiration of the holding period(s) described above. In all other cases, no deduction is allowed to OXiGENE.

The foregoing tax discussion is a general description of certain expected federal income tax results under current law. No attempt has been made to address any state, local, foreign or estate and gift tax consequences that may arise in connection with participation in the 2009 ESPP.

The affirmative vote of a majority of the votes cast at the annual meeting is required for approval of the 2009 ESPP.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE OXiGENE, INC. 2009 EMPLOYEE STOCK PURCHASE PLAN, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE OXiGENE, INC. 2009 EMPLOYEE STOCK PURCHASE PLAN UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL 7 — RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Ernst & Young LLP, independent registered public accounting firm, to audit our consolidated financial statements and the effectiveness of internal control over financial reporting for the year ending December 31, 2009. Our Board of Directors recommends that our stockholders vote for ratification of such appointment. A representative of Ernst & Young LLP will be present at the annual meeting and will be available to respond to appropriate stockholders’ questions and to make a statement if he or she desires to do so.

Approval of the ratification of appointment of our independent registered public accounting firm requires an affirmative vote of a majority of the votes cast on the proposal at the annual meeting. Abstentions and broker non-votes will have no effect on, and will not be counted towards the vote total for, this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

The submission of this matter to our stockholders at the annual meeting is not required by law or by our Amended and Restated By-laws. The Board of Directors is nevertheless submitting it to the stockholders to ascertain their views. If this proposal is not approved at the annual meeting by the affirmative vote of holders of a majority of the votes cast on the proposal at the meeting, the Audit Committee intends to reconsider its appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm.

BOARD AND COMMITTEE MEETINGS

During 2008, the Board of Directors held six meetings. In addition, the Board of Directors has established four committees whose functions and current members are noted below. The Audit Committee, the Compensation Committee, the Nominating and Governance Committee and the Science and Medical Committee (collectively, the “Board Committees”) are committees of the Board of Directors and consist solely of members of the Board of Directors. The Board Committees met a total of eleven times in 2008. Each incumbent director attended 75% or more of the aggregate number of meetings of the Board of Directors and Board Committees on which he served during 2008. The Board has also adopted a policy under which each member of the Board is required to make every effort to attend each annual meeting of our stockholders. All of our directors, except for Mr. Söderberg, attended our annual meeting of stockholders in 2008.

Our Board has determined that the following members of the Board qualify as independent under the definition promulgated by the NASDAQ Stock Market (“NASDAQ”): Messrs. Roy H. Fickling, Arthur B. Laffer, William D. Schwieterman and William N. Shiebler.

Audit Committee.  During 2008, the Audit Committee consisted of Messrs. Arthur B. Laffer (Chairman), Roy H. Fickling, William N. Shiebler, Per-Olof Söderberg and J. Richard Zecher. Effective October 22, 2008, Mr. Zecher resigned from our Board of Directors and therefore was no longer a member of the Audit Committee. During 2008, the Audit Committee held five meetings. Our Audit Committee has the authority to retain and terminate the services of our independent registered public accounting firm, reviews annual financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits. The Board has determined that Dr. Laffer is an “audit committee financial expert,” as the Securities and Exchange Commission has defined that term in Item 407 of Regulation S-K. The Board of Directors has adopted a charter for the Audit Committee, which is reviewed and reassessed annually by the Audit Committee. A copy of the Audit Committee’s written charter is publicly available on our website at www.oxigene.com.

Securities and Exchange Commission rules require that we disclose our compliance with NASDAQ listing standards regarding the independence of our Audit Committee members and inclusion in the Audit Committee of any non-independent director. Currently, all of our Audit Committee members are independent as defined under NASDAQ listing standards. Please also see the Audit Committee Report set forth on page 29 of this Proxy Statement.

Compensation Committee.  During 2008, the Compensation Committee consisted of Messrs. Arthur B. Laffer (Chairman), Roy H. Fickling, William D. Schwieterman, M.D. William N. Shiebler and J. Richard Zecher. Effective October 22, 2008, Mr. Zecher resigned from our Board of Directors and therefore was no longer a member of the Compensation Committee. During 2008, the Compensation Committee held four meetings. The Compensation Committee makes recommendations to the Board of Directors regarding the compensation philosophy and compensation guidelines for our executives, the role and performance of our executive officers, appropriate compensation levels for our Chief Executive Officer, which are determined without the Chief Executive Officer present, and other executives based on a comparative review of compensation practices of similarly situated businesses. The Compensation Committee also makes recommendations to the Board regarding the design and implementation of our compensation plans and the establishment of criteria and the approval of performance results relative to our incentive plans. The Compensation Committee has adopted the following processes and procedures for the consideration and determination of executive and director compensation. Each year, the Compensation Committee reviews and assesses the three main components of each named executive officer’s compensation: base salary, incentive compensation and equity compensation. Adjustments to base salary are generally only made when there has been a change in the scope of the responsibilities of the named executive officer or when, based on a review of the base salary component of executive officers in companies of a similar size and stage of development, the Committee members believe that an adjustment is warranted in order to remain competitive. Each year, the executive management of the Company determines and agrees with the Compensation Committee on its corporate goals and objectives for the ensuing year. At the end of each year, the attainment of each objective is assessed and incentive awards are made to each executive based on his contribution to achieving the objectives and at a percentage of base salary outlined in the executive’s employment agreement. In addition, equity compensation is reviewed annually. Awards are made based on either provisions of an executive’s employment agreement, or an assessment of each executive’s equity compensation position relative to the Company’s other executives. Please also see “Compensation Discussion and Analysis,” set forth on pages 31-34 of this Proxy Statement and Compensation Committee Report, set forth on page 34 of this Proxy Statement. All members of the Compensation Committee qualify as independent under the definition promulgated by NASDAQ. A copy of the Compensation Committee’s written charter is publicly available on our website at www.oxigene.com.

Compensation Committee Interlocks and Insider Participation.  Our Compensation Committee currently consists of Messrs. Arthur B. Laffer (Chairman), William N. Shiebler, Roy H. Fickling and William Schwieterman. None of these directors are or have been employed by us.

Nominating and Governance Committee.  During 2008, the Nominating and Governance Committee consisted of Messrs. William N. Shiebler (Chairman), Roy H. Fickling, Arthur B. Laffer and Per-Olof Söderberg. During 2008, the Nominating and Governance Committee held one meeting. This committee’s role is to make recommendations to the full Board as to the size and composition of the Board and to make recommendations as to particular nominees. All members of the Nominating and Governance Committee qualify as independent under the definition promulgated by NASDAQ. The Nominating and Governance Committee may consider candidates recommended by stockholders, as well as from other sources, such as current directors or officers, third-party search firms or other appropriate sources. For all potential candidates, the Nominating and Governance Committee may consider all factors it deems relevant, such as a candidate’s personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the biotechnology industry, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board, and concern for the long-term interests of the stockholders. In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources. If a stockholder wishes to nominate a candidate to be considered for election as a director at the 2010 annual meeting of stockholders using the procedures set forth in the Company’s by-laws, it must follow the procedures described below in “Stockholder Proposals and Nominations for Director.” If a stockholder wishes simply to propose a candidate for consideration as a nominee by the Nominating and Governance Committee, it should submit any pertinent information regarding the candidate to the Chairman of the Nominating and Governance Committee by mail at OXiGENE, Inc., 230 Third Avenue, Waltham, MA 02451. A copy of the Nominating and Governance Committee’s written charter is publicly available on our website at www.oxigene.com.

Science and Medical Committee.  During 2008, the Science and Medical Committee consisted of Messrs. William D. Schwieterman, M.D. (Chairman), William N. Shiebler and J. Richard Zecher. Effective October 22, 2008, Mr. Zecher resigned from our Board of Directors, and therefore, was no longer a member of the Science and Medical Committee. During 2008, the Science and Medical Committee held one meeting. This committee’s role was to review the ongoing programs and projects undertaken by the Company utilizing the Company’s technology as well as the scientific and medical soundness of proposed programs and projects.

Stockholder Communications to the Board

Generally, stockholders who have questions or concerns should contact our Investor Relations department at 781-547-5900. However, any stockholders who wish to address questions regarding our business directly with the Board of Directors, or any individual director, should submit his or her questions to the appropriate director using the contact information and instructions for this purpose set forth on the Company’s website at www.oxigene.com. Communications will be distributed to the Board, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of the Board may be excluded, such as:

•	junk mail and mass mailings

•	resumes and other forms of job inquiries

•	surveys

•	solicitations or advertisements.

In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any outside director upon request.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires our directors and executive officers, and persons who own more than 10% of our common stock to file with the Securities and Exchange Commission and us initial reports of beneficial ownership and reports of changes in beneficial ownership of common stock and other of our equity securities. For these purposes, the term “other equity securities” would include options granted under our 2005 Stock Plan. To our knowledge, based solely on a review of the forms and written representations received by us from our Section 16 reporting persons, during the fiscal year ended December 31, 2008, all Section 16(a) filing requirements applicable to the reporting persons were properly and timely satisfied.

EXECUTIVE OFFICERS OF THE COMPANY

See above for biographical information pertaining to John Kollins, our Chief Executive Officer.

Officers

David Chaplin, Ph.D., 53, has served as our Chief Scientific Officer and Head of Research and Development since July 2000. From 1999 to 2000, Dr. Chaplin served as Vice President of Oncology at Aventis Pharma in Paris. Prior to the merger of Rhone Poulenc Rorer (“RPR”) with Hoechst Marion Roussell, Dr. Chaplin was Senior Director of Oncology at RPR from 1998 to 1999. From 1992 to 1998, Dr. Chaplin headed up the Cancer Research Campaign’s (“CRC”) Tumor Microcirculation Group, based at the Gray Laboratory Cancer Research Trust, Mount Vernon Hospital, London. During this time, he was also a member of the CRC Phase I/ II clinical trials committee. Dr. Chaplin also served as Section Head of Cancer Biology at Xenova in the U.K. from 1990 to 1992, and held a senior staff appointment at the British Columbia Cancer Research Centre from 1982 to 1990.

James B. Murphy, 52, was appointed as our Vice President and Chief Financial Officer in March 2004. From 2001 until May 2003, Mr. Murphy was Vice President of Finance for Whatman Inc., of Marlborough, Massachusetts, a subsidiary of U.K.-based Whatman plc (LSE: WHM), a publicly traded manufacturer of filtration and separation products for the pharmaceutical industry. From 1994 through 2001, Mr. Murphy worked at HemaSure (NASDAQ: HMSR), a spin-off of Sepracor, Inc., serving as the company’s Senior Vice President of Finance and Administration, and later as Senior Vice President and Chief Financial Officer. From 1990 to 1994, he was Corporate Controller at Sepracor (NASDAQ: SEPR), a diversified pharmaceutical, medical device and biotechnology products company based in Marlborough, Massachusetts. Mr. Murphy holds a B.A. in economics and accounting from the College of the Holy Cross and is registered as a Certified Public Accountant.

Dr. Patricia Ann Walicke M.D., Ph.D., 56, was appointed as our Vice President and Chief Medical Officer in July 2007. Prior to joining OXiGENE, Dr. Walicke was briefly an independent consultant (from April 2007 to July 2007) whose clients included several privately held biotechnology companies. Dr. Walicke was VP of Clinical and Regulatory Affairs at Avidia Inc from October 2005 until October 2006. She remained at Amgen Inc for transition of Avidia’s programs from the time of Avidia’s acquisition in October 2006 until April 2007. Prior to Avidia, Dr. Walicke was the Vice President of Clinical Development at Rinat Neuroscience from October 2003 to October 2005, which subsequently was acquired by Pfizer. From April 1999 until October 2003, Dr Walicke was employed at Genentech, where she held titles of Clinical Scientist, Senior Clinical Scientist and Medical Director. She started her career in industry as a Medical Director at Quintiles, and has also worked at Elan Pharmaceuticals. Prior to working in industry, Dr. Walicke had a neurology practice in Atlanta, Georgia and was a full-time faculty member of the Department of Neurosciences at the University of California, San Diego. Dr. Walicke graduated from MIT with a B.S. in Life Science, from Harvard Medical School with an M.D. and from Harvard Graduate School with a Ph.D.

COMPENSATION DISCUSSION AND ANALYSIS

We have prepared the following Compensation Discussion and Analysis, or CD&A, to provide you with information that we believe is necessary to understand our executive compensation policies and decisions as they relate to the compensation of our named executive officers.

Overview

We are a clinical-stage, biopharmaceutical company developing novel therapeutics to treat cancer and eye diseases. The Company’s primary focus is the development and commercialization of product candidates referred to as vascular disrupting agents (VDAs) that selectively disrupt abnormal blood vessels associated with solid tumor progression and visual impairment in a number of ocular diseases, which are characterized by abnormal blood vessel growth.

Currently, we do not have any products available for sale. The only source of potential revenue at this time is from the license to a third party of our formerly owned Nicoplex and Thiol Test technology. Future revenues, if any, from this license agreement are expected to be minimal. We do not expect to generate material revenue or fee income in the near future unless we enter into a major licensing arrangement.

We have generated a cumulative net loss of approximately $159,202,000 for the period from our inception through December 31, 2008. We expect to incur significant additional operating losses over at least the next several years, principally as a result of our continuing clinical trials and anticipated research and development expenditures. The principal source of our working capital has been and is expected to continue to be the proceeds of private and public equity financing, the proceeds from strategic and product development collaborations and, to a lesser extent, the exercise of warrants and stock options.

We are committed to a disciplined financial strategy and as such maintain a limited employee and facilities base, with development, scientific, finance and administrative functions, which include, among other things, product development, regulatory oversight and clinical testing, managed from our Waltham, Massachusetts, South San Francisco, California and Oxford, UK facilities. Our research and development team members typically work on a number of development projects concurrently. We also conduct scientific activities pursuant to collaborative arrangements with universities. Regulatory and clinical testing functions are generally contracted out to third-party, specialty organizations, which are managed by our development personnel.

Executive Compensation Policies and Objectives

The objectives of our compensation program are to attract and retain the highest quality personnel to lead our organization and to manage and support our development programs for our product candidates. While we believe that it is important to be competitive with our peer group of similarly situated biotechnology companies with respect to the base salary and cash incentive compensation that we pay, we believe that it is equally, if not more, important to structure compensation packages for key employees that include both a cash incentive, or bonus component and an equity component, for the reasons stated below. We also believe that our executive compensation program must be internally equitable and consistent in order for us to achieve our corporate objectives, as outlined above. In addition, we recognize that it is not uncommon for companies of our size and early stage of development to be acquired by or merged with another entity. In order to allow our executives to focus on the continued development of our potential product candidates and not be distracted by a potential merger or acquisition of the Company, we believe it is important that their compensation arrangements include a change in control provision.

Typically, our executive compensation arrangements include the following components: base salary, a commencement bonus, an annual cash bonus award generally in the range of 25% to 40% of the executive’s base salary, equity compensation awards on the date of hire and potential annual awards thereafter, change of control payments in certain circumstances and the payment of all health and dental insurance premiums.

Our ability to continue the development of our product candidates, which could lead to commercialization of those product candidates, and the research efforts to discover new potential products, depends heavily on our ability to attract capital in the form of equity offerings or collaborations with other entities. Our ability to attract adequate financial resources depends on continued progress in these development programs, and we strive to focus our executives’ efforts accordingly. As such, we believe that the most effective approach to compensation is to ensure that a significant portion of the executive’s incentive-based compensation is tied to progress made on our development programs and related activities in support of those programs.

In addition, the attraction and retention of individuals with experience in the biotechnology industry and the highly technical scientific knowledge and capability that is necessary to achieve our corporate goals is extremely competitive. In many instances, we are competing with other biotechnology and pharmaceutical companies that have significantly greater financial resources than we have. Because we do not generate cash from our operations, we are sensitive to the utilization of our cash resources for compensation purposes, and therefore, believe that in order to attract such individuals, we must consider significant incentive compensation components.

We and the Compensation Committee of our Board of Directors review the performance of our executives on an annual basis. The primary factors included in our review include the achievement of both Company and individual objectives that generally include both an operational and financial component, communications with the Board of Directors, strategic decision making and the individuals’ potential for continued growth and contribution to achieve the Company’s long-term objectives. We generally make adjustments to base salary and equity and bonus awards all at the same time once a year at the conclusion of our assessment of the executives based on the factors described above.

We believe that equity compensation awards should be a significant component of each executive’s incentive compensation. Equity awards are generally in the form of options that vest in four equal annual installments. The exercise price of such options is the closing price of our common stock as quoted on the NASDAQ Global Market on the date of grant. We have also made restricted stock awards to our executives in certain circumstances.

Examples of accomplishments that we seek to reward with cash bonus awards and equity awards include the initiation of a pre-clinical study or clinical trial for one of our potential product candidates, the attainment of a certain percentage of patients enrolled in one of our clinical trials, the completion of a clinical trial involving one of our potential product candidates and the completion of an equity offering or entry into a strategic collaboration or licensing agreement.

Current Compensation Arrangements

Chief Executive Officer

In October 2008, we promoted John A. Kollins to assume the role of Chief Executive Officer. Mr. Kollins previously served as Senior Vice President and Chief Operating Officer from July 2008 and as Senior Vice President and Chief Business Officer from his date of hire in February of 2007 to July 2008.

Mr. Kollins’ employment agreement includes the following components:

•	Base salary — $350,000 per year subject to annual review and adjustment;

•	Annual bonus — Mr. Kollins is eligible to earn an annual bonus equal to between 30% and 40% of his then current base salary based on the achievement of individual and Company goals;

•	Equity compensation award — Mr. Kollins was granted options to purchase 250,000 shares of OXiGENE common stock upon his promotion in December 2008, such options vesting in equal installments over a four-year period from the date of grant. In addition, Mr. Kollins was granted options to purchase an additional 250,000 shares of OXiGENE common stock in January 2009 vesting in equal installments over a four-year period from the date of grant. Mr. Kollins is eligible for annual equity grants at the discretion of the Compensation Committee of the Board of Directors;

•	Compensation upon termination — Mr. Kollins is eligible to receive compensation upon termination in the following circumstances:

•	Without cause or by Mr. Kollins with good reason, as defined in his employment agreement — A total amount of 12 months of Mr. Kollins’ then-current base salary and medical and dental insurance coverage for up to 12 months.

•	Change in Control — If Mr. Kollins’ employment is terminated within 12 months following a change in control, as defined in his employment agreement, he is eligible to receive a total amount of 12 months of his then-current base salary and medical and dental insurance coverage for up to 12 months. In addition, all of Mr. Kollins’ unvested stock options then held by him would vest and become immediately exercisable.

Other Executive Officers

The components of the compensation packages of our other executive officers are similar in content and nature to those of Mr. Kollins, adjusted for areas of responsibility and practices by geographic region. We generally engage a recruiting consultant when hiring an executive officer. The consultant assists us in putting together an offer that helps us achieve our objective of attracting individuals with the depth of experience and capability for the function required. The consultant examines compensation levels and components of organizations of a similar size and industry as ours. The components of the employment agreements of our other executive officers include an annual base salary, an initial equity award, a target annual cash bonus award generally between 25% and 30% of the executive’s then-current base salary and compensation upon termination or change-in-control provisions.

On January 20, 2009, the Compensation Committee met to discuss the incentive compensation arrangements for Mr. Kollins and the other executive officers of the Company for the fiscal year ended December 31, 2008, and to set compensation for those officers for the fiscal year ending December 31, 2009. During that meeting, Mr. Kollins discussed with the Committee the current financial status of the Company and recommended to the Committee, with the support of the senior executives, that no annual bonuses be granted and to freeze annual salaries for all of our named executive officers at their current levels. The Committee concurred with and adopted Mr. Kollins’ recommendation.

The Committee then reviewed the status of option awards for all senior executives and approved the following grants:

Options to Purchase
OXiGENE Inc.
Common Stock

Dr. David Chaplin	120,000
James Murphy	125,000
Dr. Patricia Walicke	125,000

All grants of options to the senior executives listed above vest in four equal annual installments beginning on the first anniversary of the date of grant

Separation Agreement with Dr. Richard Chin

In October 2008, we accepted the resignation of Dr. Chin as President and Chief Executive Officer. As of the date of his resignation, Dr. Chin was fully vested in options to purchase 125,000 shares of OXiGENE common stock and had unvested options to purchase 125,000 shares of OXiGENE common stock. Consistent with his option agreement, the unvested options were forfeited upon his departure. As of January 22, 2009, Dr. Chin had not exercised the vested options and therefore in accordance with his option agreement forfeited the remaining options to purchase 125,000 shares of OXiGENE common stock. In addition, as of the date of his resignation, Dr. Chin was fully vested in 155,000 shares of OXiGENE common stock in connection with restricted stock awards and forfeited 125,000 shares of unvested restricted common stock. In accordance with his restricted stock agreement, the unvested restricted shares were forfeited upon his departure. We agreed to continue Dr. Chin’s medical and dental insurance through December 2008. The amount paid for this continuation was approximately $4,000.

Please see the Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table for a description of our employment agreements with Dr. Chaplin Mr. Murphy and Dr. Walicke.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of our Board of Directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K, which appears elsewhere in this proxy statement, with our management. Based on this review and discussion, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in our proxy statement.

RESPECTFULLY SUBMITTED,

THE COMPENSATION COMMITTEE

Arthur B. Laffer, Chairman
Roy H. Fickling
William Schwieterman
William N. Shiebler

AUDIT FEES

The following table presents fees for professional audit services rendered by Ernst & Young LLP for the audit of the Company’s annual financial statements for the years ended December 31, 2008 and December 31, 2007, and fees billed for other services rendered by Ernst & Young LLP during those periods. We expect that representatives of Ernst & Young LLP will be present at the annual meeting and available to respond to appropriate questions.

	2008	2007

Audit fees:(1)	$263,700	$274,500
Audit related:(2)	1,500	1,500
Tax Fees:(3)	31,500	15,500
All other fees:(4)	—	—

Total	$296,700	$291,500

(1)	Audit fees consisted of audit work performed in the preparation and audit of the annual financial statements, fees for the audit of the Company’s system of internal control over financial reporting, as well as the audit of management’s assessment of the effectiveness thereof, review of quarterly financial statements, as well as work that generally only the independent auditor can reasonably be expected to provide, such as the provision of consents and comfort letters in connection with the filing of registration statements and statutory audits.

(2)	Audit-related fees in 2008 and 2007 consisted of fees for access to technical accounting information.

(3)	Tax fees consisted principally of assistance with tax compliance and reporting, as well as certain tax planning consultations.

(4)	There were no fees incurred in this category in either 2008 or 2007.

Policy on Audit Committee Pre-Approval of Audit and Permissible
Non-audit Services of Independent Registered Public Accounting Firm

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm.

Prior to engagement of the independent registered public accounting firm for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

1. Audit services include audit work performed in the preparation and audit of the annual financial statements, fees for the audit of the effectiveness of the Company’s system of internal control over financial reporting, as well as the audit of management’s assessment of the effectiveness thereof, review of quarterly financial statements, as well as work that generally only the independent auditor can reasonably be expected to provide, such as the provision of consents and comfort letters in connection with the filing of registration statements.

2. Audit-related services are for assurance and related services that are traditionally performed by the independent auditor, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

3. Tax services consist principally of assistance with tax compliance and reporting, as well as certain tax planning consultations.

4. Other Fees are those associated with services not captured in the other categories. The Company generally does not request such services from the independent auditor.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted, and the Audit Committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

AUDIT COMMITTEE REPORT

The members of the Audit Committee, which is comprised of four directors, have been appointed by the Board of Directors. The current members of the Committee are Messrs. Arthur B. Laffer (Chairman), Roy H. Fickling, William N. Shiebler and Per-Olof Söderberg. J. Richard Zecher was a member of the Committee for fiscal 2008 until his departure from the Board of Directors in October 2008. All members of our Audit Committee meet the independence and experience requirements of the NASDAQ Stock Market. The

Audit Committee is governed by a charter that has been adopted by the Board of Directors and is reviewed and reassessed annually by the Audit Committee. This charter is publicly available on our website at www.oxigene.com.

This Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filings of ours under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or subject to Regulation 14A or 14C under the Exchange Act, except as specifically provided under the Exchange Act, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically request that this Audit Committee Report be treated as soliciting material or specifically incorporates this Audit Committee Report by reference therein.

The Audit Committee reviews the scope and timing of the independent registered public accounting firm’s audit and other services, and their report on our financial statements, the effectiveness of internal control over financial reporting and management’s assessment of internal control over financial reporting following completion of their audits. The Audit Committee also makes annual recommendations to the Board of Directors regarding the appointment of independent registered public accounting firms for the ensuing year.

Management is responsible for the preparation of our financial statements and the independent registered public accounting firm has the responsibility for the examination of those statements. The Audit Committee reviewed our audited financial statements for the year ended December 31, 2008 and met with both management and our external accountants to discuss those financial statements. Management and the independent registered public accounting firm have represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also considered taxation matters and other areas of oversight relating to the financial reporting and audit process that the Audit Committee deemed appropriate.

The Audit Committee has received from the independent registered public accounting firm their written disclosure and letter regarding their independence from us as required by applicable requirements of the Public Company Accounting Oversight Board, and has discussed with the independent registered public accounting firm their independence. The Audit Committee also discussed with the independent registered public accounting firm any matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T, as may be modified or supplemented.

Based upon the reviews and discussions described in this Audit Committee Report, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2008 for filing with the Securities and Exchange Commission.

RESPECTFULLY SUBMITTED,

THE AUDIT COMMITTEE

Arthur B. Laffer, Chairman
Roy H. Fickling
William N. Shiebler
Per-Olof Söderberg

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of January 30, 2009, for (a) each of the executive officers named in the Summary Compensation Table on page 33 of this proxy statement, (b) each of our directors and director nominees, (c) all of our current directors and executive officers as a group and (d) each stockholder known by us to own beneficially more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to the securities. We deem shares of common stock that may be acquired by an individual or group within 60 days of January 30, 2009 pursuant to the exercise of options or warrants to be outstanding for the purpose of computing the percentage ownership of such individual or group, but such shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the tables. Except as indicated in footnotes to these tables, we believe that the stockholders named in these tables have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage of ownership is based on 46,148,325 shares of common stock outstanding on March 20, 2009.

	Number of Shares
	Beneficially Owned
	and Nature of	Percent of
	Ownership	Class %

David Chaplin(1)	440,600	*
Richard Chin(2)	220,464	*
Joel-Tomas Citron(3)	700,977	1.5%
Roy Fickling(4)	60,000	*
Mark Kessel(5)	17,117,118	37.1%
John Kollins(6)	25,000	*
Arthur Laffer(7)	420,140	*
Jim Murphy(8)	172,500	*
William Schwieterman(9)	40,000	*
William Shiebler(10)	296,000	*
Per Olof Söderberg(11)	812,130	1.8%
Patricia Walicke(12)	50,000	*
Alastair J.J. Wood	—	*
All current directors and executive officers as a group (12 persons)(13)	20,134,465	43.6%

*	Less than 1%.

(1)	Includes options to purchase 307,500 shares of common stock, which are exercisable within 60 days of January 30, 2009 (March 31, 2009) and 20,000 shares of unvested restricted common stock granted in 2005, which vest in equal annual installments over a four-year period, all of which are subject to transfer and forfeiture restrictions.

(2)	In October 2008, we accepted the resignation of Dr. Chin as President and Chief Executive Officer. As of the date of his resignation, Dr. Chin was fully vested in options to purchase 125,000 shares of OXiGENE common stock and had unvested options to purchase 125,000 shares of OXiGENE common stock. In accordance with his option agreement, the unvested options were forfeited upon his departure. As of January 22, 2009, Dr. Chin had not exercised the vested options and therefore in accordance with the option agreement forfeited those options. In addition, as of the date of his resignation, Dr. Chin was fully vested in 155,000 shares of OXiGENE restricted common stock and forfeited 125,000 shares of unvested restricted common stock in accordance with his restricted stock agreement.

(3)	Includes 175,000 shares of common stock subject to transfer restrictions, options to purchase 375,000 shares of common stock and 20,000 shares of unvested restricted common stock granted in

2005, which vest in equal annual installments over a four-year period, all of which are subject to transfer and forfeiture restrictions.

(4)	Includes 30,000 shares of unvested restricted common stock granted in 2007, which vest in equal annual installments over a four-year period, all of which are subject to transfer and forfeiture restrictions.

(5)	Indicates 17,117,118 shares of common stock held by Symphony ViDA Holdings LLC. Mark Kessel is a Managing Member of Symphony GP LLC, which is the general partner of Symphony Capital GP, L.P., which is the general partner of Symphony Capital Partners, L.P., which is the manager of Symphony ViDA Holdings LLC.

(6)	Includes options to purchase 25,000 shares of common stock, which are exercisable within 60 days of January 30, 2009 (March 31, 2009).

(7)	Includes options to purchase 110,000 shares of common stock, which are exercisable within 60 days of January 30, 2009 (March 31, 2009) and 10,000 shares of unvested restricted common stock granted in 2005, which vest in equal annual installments over a four-year period, all of which are subject to transfer and forfeiture restrictions.

(8)	Includes options to purchase 132,500 shares of common stock, which are exercisable within 60 days of January 30, 2009 (March 31, 2009) and 10,000 shares of unvested restricted common stock granted in 2005, which vest in equal annual installments over a four-year period, all of which are subject to transfer and forfeiture restrictions.

(9)	Includes 30,000 shares of unvested restricted common stock granted in 2007, which vest in equal annual installments over a four-year period, all of which are subject to transfer and forfeiture restrictions.

(10)	Includes options to purchase 110,000 shares of common stock, which are exercisable within 60 days of January 30, 2009 (March 31, 2009) and 10,000 shares of unvested restricted common stock granted in 2005, which vest in equal annual installments over a four-year period, all of which are subject to transfer and forfeiture restrictions.

(11)	Includes 12,130 shares of common stock held by Mr. Söderberg’s wife and minor children, options to purchase 110,000 shares of common stock, which are exercisable within 60 days of January 30, 2009 (March 31, 2009) and 10,000 shares of unvested restricted common stock granted in 2005, which vest in equal annual installments over a four-year period, all of which are subject to transfer and forfeiture restrictions.

(12)	Includes options to purchase 25,000 shares of common stock, which are exercisable within 60 days of January 30, 2009 (March 31, 2009).

(13)	Includes 215,000 shares of common stock subject to transfer restrictions, options to purchase 1,220,000 shares of common stock held by the directors and executive officers as a group and which are exercisable within 60 days of January 30, 2009 (March 31, 2009) and 140,000 shares of unvested restricted common stock, 80,000 of which were granted in 2005 and 60,000 of which were granted in 2007, which vest in equal annual installments over a four-year period, all of which are subject to transfer and forfeiture restrictions.

As of January 30, 2009, the following is the only entity (other than our employees as a group) known to us to be the beneficial owner of more than 5% of our outstanding common stock.

	Number of Shares
	Beneficially Owned
	and Nature of	Percent of
Name and Address of Beneficial Owner	Ownership	Class

Symphony ViDA Holdings LLC	17,117,118	37.1%
7361 Calhoun Place Suite 325 Rockville, MD 20855

The determination that there were no other persons, entities or groups known to us to beneficially own more than 5% of our outstanding common stock was based on a review of all statements filed with respect to us since the beginning of the past fiscal year with the Securities and Exchange Commission pursuant to Section 13(d) or 13(g) of the Exchange Act.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table shows the total compensation paid or accrued during the fiscal years ended December 31, 2008, December 31, 2007 and December 31, 2006 to (1) our current Chief Executive Officer, (2) our Chief Financial Officer, (3) our former President and Chief Executive Officer and (4) our two next most highly compensated executive officers who earned more than $100,000 during the fiscal year ended December 31, 2008.

				Stock	Option	All Other
Name	Year	Salary ($)	Bonus ($)	Awards ($)(1)	Awards ($)(1)	Compensation ($)(2)	Total ($)

David Chaplin(5)	2008	$334,409	$—	$98,327	$45,884	$—	$478,620
Vice President and	2007	$365,571	$40,000	$98,189	$64,458	$—	$568,218
Chief Scientific Officer	2006	$325,000	$81,250	$98,259	$148,099	$428	$653,036
John Kollins(3)	2008	$272,085	$—	$—	$84,687	$360	$357,132
Chief Executive Officer	2007	$276,618	$75,000	$—	$55,856	$270	$407,744
	2006	$—	$—	$—	$—	$—	$—
James Murphy	2008	$245,000	$—	$49,158	$64,923	$2,327	$361,408
Vice President and	2007	$242,692	$70,000	$49,100	$70,156	$497	$432,445
Chief Financial Officer	2006	$220,000	$100,000	$49,129	$27,807	$469	$397,405
Patricia Walicke	2008	$300,000	$—	$—	$129,883	$929	$430,812
Vice President and	2007	$148,846	$35,000	$—	$53,734	$387	$237,967
Chief Medical Officer	2006	$—	$—	$—	$—	$—	$—
Richard Chin(4)	2008	$327,304	$—	$306,985	$190,781	$15,073	$840,143
Former President and	2007	$380,000	$475,000	$450,000	$190,000	$240	$1,495,240
Chief Executive Officer	2006	$176,846	$300,000	$49,935	$93,174	$100	$620,055

(1)	See Note 1 to our Condensed Consolidated Financial Statements reported in our Annual Report on Form 10-K for our fiscal year ended December 31, 2008 for details as to the assumptions used to determine the fair value of each of the stock awards and option awards set forth in this table, and Note 3 describing all forfeitures during fiscal year 2008. See also our discussion of stock-based compensation under “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Critical Accounting Policies and Estimates.”

(2)	Other Compensation in 2008 for Mr. Murphy and Dr. Chin includes the reimbursement of fees and costs associated with providing corrected wage and earnings statements for prior years related to restricted stock compensation reporting.

(3)	Mr. Kollins commenced employment on February 28, 2007 as Senior Vice President and Chief Business Officer. In July 2008 he was promoted to Senior Vice President and Chief Operating Officer. In October 2008, he was promoted to Chief Executive Officer.

(4)	Dr. Chin terminated his employment with the Company effective October 22, 2008. His separation agreement provided for the payment by the Company of the cost of private medical insurance through December 31, 2008, which amount approximates $4,000.

(5)	Dr. Chaplin’s employment agreement provides that his salary be paid in British Pounds. The salary amounts presented above represent his annual salary of £180,257 converted into U.S. dollars at the average monthly conversion rate for the year presented.

Grants of Plan-Based Awards

The following table shows information regarding grants of non-equity incentive plan awards and grants of equity awards that we made during the fiscal year ended December 31, 2008 to each of the executive officers named in the Summary Compensation Table.

		All Other	All Other Option
		Awards: Number	Awards: Number of	Exercise or Base	Grant Date Fair
		of Shares of Stock	Securities Underlying	Price of Option	Value of Stock and
Name	Grant Date	or Units (#)	Options (#)	Awards ($/Share)	Option Awards

John Kollins	12/16/2008	—	250,000	$0.73	$0.35

None of the other officers were granted restricted common stock or options to purchase common stock during the fiscal year ended December 31, 2008. The Company’s 2005 Stock Plan provides that the exercise price of options shall be determined by using the fair market value of the Company’s common stock, which is defined under the Stock Plan as the closing price of the Company’s common stock on the NASDAQ Global Market on the grant date.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

Employment Agreement with David Chaplin.  In July 2000, we entered into an employment agreement with Dr. Chaplin, our Chief Scientific Officer and Head of Research and Development. Effective in January 2007, Dr. Chaplin’s employment agreement was amended such that he currently receives an annual base salary of £180,257 per year (or $261,391, using January 1, 2009 exchange rates). In 2006, Dr. Chaplin received a base salary of $205,000 per year. In addition, in 2006, Dr. Chaplin received a consulting fee of $120,000 per year paid in equal quarterly installments. We may terminate the employment agreement on six months’ prior notice, and Dr. Chaplin may terminate the agreement on six months’ prior notice. OXiGENE may also terminate the agreement without prior notice for “cause,” as defined in the agreement. If Dr. Chaplin’s employment is terminated by OXiGENE other than for cause, or in a case of a “termination with good reason,” as defined in the agreement, Dr. Chaplin will be entitled to receive a payment of sixteen (16) months of his then-current base salary, and all stock options and other incentive compensation granted to Dr. Chaplin by OXiGENE shall, to the extent vested, remain exercisable in accordance with the 2005 Stock Plan and any related agreements. In the event of a termination other than for “cause” of Dr. Chaplin’s employment or a “termination with good reason” within one year following a change in control of OXiGENE, as such term is defined in the agreement, Dr. Chaplin will be entitled to receive a payment of twelve months’ then-current base salary plus any salary owed to him but unpaid as of the date of termination. In addition, all of Mr. Chaplin’s unvested equity compensation outstanding on the date of termination shall vest and remain exercisable in accordance with the terms of the applicable plan and related agreements and all stock options and other incentive compensation granted to Dr. Chaplin by OXiGENE shall, to the extent vested, remain exercisable in accordance with the 2005 Stock Plan and any related agreements.

Employment Agreement with John A. Kollins.  In February 2007, OXiGENE entered into an employment agreement with Mr. Kollins with respect to his service as its Senior Vice President and Chief Business Officer. In December 2008, in connection with the appointment of Mr. Kollins as our Chief Executive Officer, we amended the agreement. Pursuant to the amended agreement, Mr. Kollins currently receives an annual base salary of $350,000 per year. In addition, Mr. Kollins may be awarded an annual bonus of 30% to 40% of his then-current annual base salary, at the sole discretion of OXiGENE, based on OXiGENE’s assessment of his and OXiGENE’s performance. Pursuant to the amended employment agreement, on December 16, 2008 and January 20, 2009, OXiGENE granted to Mr. Kollins, options to purchase 250,000 shares on each date of the Company’s common stock at an exercise price of $0.73 per share and $0.65 per share, respectively. The options shall vest in equal annual installments over four years beginning one year from the date of grant.

Mr. Kollins may terminate the agreement upon written notice to OXiGENE. OXiGENE may also terminate the agreement without prior written notice for cause, as defined in the agreement, as long as, in certain circumstances, it gives Mr. Kollins a minimum period of 30 days to cure the act or omission constituting cause (if reasonably subject to cure), as described in the agreement. If Mr. Kollins’ employment is terminated by OXiGENE for cause, or by Mr. Kollins without good reason (as defined in the agreement),

OXiGENE will pay to Mr. Kollins the amount of accrued obligations as of the date of such termination, consisting of accrued and unpaid salary, value of accrued vacation days and amount of unreimbursed and incurred expenses. If Mr. Kollins’ employment is terminated by OXiGENE other than for cause or Mr. Kollins’ disability, OXiGENE will pay to Mr. Kollins the accrued obligations, as described above, an amount equal to 12 months of his then-current base salary, the annual bonus related to the most recently completed calendar year, if not already paid, and will also pay COBRA premiums, should Mr. Kollins timely elect and be eligible for COBRA coverage, for Mr. Kollins and his immediate family for 12 months (provided that OXiGENE shall have no obligation to provide such coverage if Mr. Kollins becomes eligible for medical and dental coverage with another employer).

If Mr. Kollins’ employment is terminated by OXiGENE (other than for cause or Mr. Kollins’ disability) within one year following a change in control of the Company (as defined in the agreement), or by Mr. Kollins with good reason within one year following a change in control of the Company, OXiGENE will pay to Mr. Kollins the accrued obligations, as described above, an amount equal to 12 months of his then-current base salary, the annual bonus related to the most recently completed calendar year, if not already paid, and will also pay COBRA premiums for a period of 12 months on the same conditions as described above. In addition, all of Mr. Kollins’ unvested equity compensation outstanding on the date of termination shall vest and remain exercisable in accordance with the terms of the applicable plan and related agreements. Mr. Kollins has also agreed not to engage in activities competitive with the Company during his employment and for a 12 month period following the termination of his employment. All payments made and benefits available to Mr. Kollins in connection with his employment agreement will comply with Internal Revenue Code Section 409A in accordance with the terms of his employment agreement.

Employment Agreement with James B. Murphy.  In February 2004, we entered into an employment agreement with Mr. Murphy, our Vice President and Chief Financial Officer and amended the agreement in January 2009. Pursuant to the agreement as amended, Mr. Murphy currently receives a base salary of $245,000 per year. We may terminate the agreement on thirty days’ prior notice, and Mr. Murphy may also terminate the agreement on thirty days’ prior notice. We may also terminate the agreement prior to the end of its term for “cause” as defined in the agreement. If Mr. Murphy’s employment is terminated by OXiGENE other than for cause, or in a case of a “termination with good reason,” as defined in the agreement, Mr. Murphy will be entitled to receive a payment of twelve months’ then-current base salary and the Company will also pay COBRA premiums, should Mr. Murphy timely elect and be eligible for COBRA coverage, for Mr. Murphy and his immediate family for 12 months (provided that OXiGENE shall have no obligation to provide such coverage if Mr. Murphy becomes eligible for medical and dental coverage with another employer). In addition, all stock options and other incentive compensation granted to Mr. Murphy by OXiGENE shall, to the extent vested, remain exercisable in accordance with the 2005 Stock Plan and any related agreements.

In the event of a termination other than for “cause” of Mr. Murphy’s employment or a “termination with good reason” within one year following a change in control of OXiGENE, as such term is defined in the agreement, Mr. Murphy will be entitled to receive a payment of twelve months’ then-current base salary plus any salary owed to him but unpaid as of the date of termination and the Company will also pay COBRA premiums, should Mr. Murphy timely elect and be eligible for COBRA coverage, for Mr. Murphy and his immediate family for 12 months (provided that OXiGENE shall have no obligation to provide such coverage if Mr. Murphy becomes eligible for medical and dental coverage with another employer). In addition, all of Mr. Murphy’s unvested equity compensation outstanding on the date of termination shall vest and remain exercisable in accordance with the terms of the applicable plan and related agreements and all stock options and other incentive compensation granted to Mr. Murphy by OXiGENE shall, to the extent vested, remain exercisable in accordance with the 2005 Stock Plan and any related agreements. All payments made and benefits available to Mr. Murphy in connection with his employment agreement will comply with Internal Revenue Code Section 409A in accordance with the terms of his employment agreement.

Employment Agreement with Patricia A. Walicke.  In July 2007, OXiGENE has entered into an employment agreement with Dr. Walicke with respect to her service as its Vice President and Chief Medical Officer. Pursuant to the agreement, Dr. Walicke currently receives an annual base salary of $300,000 per year. In addition, Dr. Walicke may be awarded an annual bonus of 25% of her then-current annual base salary, at the sole discretion of OXiGENE, based on OXiGENE’s assessment of her and OXiGENE’s performance. Dr. Walicke also received a signing bonus in the amount of $30,000.

Dr. Walicke may terminate the agreement upon written notice to OXiGENE. OXiGENE may also terminate the agreement without prior written notice for cause, as defined in the agreement, as long as, in certain circumstances, it gives Dr. Walicke a minimum period of 30 days to cure the act or omission constituting cause (if reasonably subject to cure), as described in the agreement. If Dr. Walicke’s employment is terminated by OXiGENE for cause, or by Dr. Walicke without good reason (as defined in the agreement), OXiGENE will pay to Dr. Walicke the amount of accrued obligations as of the date of such termination, consisting of accrued and unpaid salary, value of accrued vacation days and amount of unreimbursed and incurred expenses. If Dr. Walicke’s employment is terminated by OXiGENE other than for cause or Dr. Walicke’s disability, OXiGENE will pay to Dr. Walicke the accrued obligations, as described above, an amount equal to 12 months of her then-current base salary, the annual bonus related to the most recently completed calendar year, if not already paid, and will also pay COBRA premiums, should Dr. Walicke timely elect and be eligible for COBRA coverage, for Dr. Walicke and her immediate family for 12 months (provided that OXiGENE shall have no obligation to provide such coverage if Dr. Walicke becomes eligible for medical and dental coverage with another employer).

If Dr. Walicke’s employment is terminated by OXiGENE (other than for cause or Dr. Walicke’s disability) within one year following a change in control of the Company (as defined in the agreement), or by Dr. Walicke with good reason within one year following a change in control of the Company, OXiGENE will pay to Dr. Walicke the accrued obligations, as described above, an amount equal to 12 months of her then-current base salary, the annual bonus related to the most recently completed calendar year, if not already paid, and will also pay COBRA premiums for a period of 12 months on the same conditions as described above. In addition, all of Dr. Walicke’s unvested equity compensation outstanding on the date of termination shall vest and remain exercisable in accordance with the terms of the applicable plan and related agreements. Dr. Walicke has also agreed not to engage in activities competitive with the Company during her employment and for a 12 month period following the termination of her employment. All payments made and benefits available to Dr. Walicke in connection with her employment agreement will comply with Internal Revenue Code Section 409A in accordance with the terms of her employment agreement.

Separation Agreement with Richard Chin.  In connection with the departure of Dr. Chin, our former President and Chief Executive Officer, we entered into a separation agreement with Dr. Chin. Pursuant to the separation agreement, Dr. Chin’s employment with OXiGENE ended on October 22, 2008. We agreed to provide for the payment for private medical insurance through December 31, 2008, which amount approximates $4,000.

Outstanding Equity Awards at Fiscal Year-End

The following table shows grants of stock options and grants of unvested stock awards outstanding on the last day of the fiscal year ended December 31, 2008, including both awards subject to performance conditions and non-performance-based awards, to each of the executive officers named in the Summary Compensation Table.

	Option Awards(1)				Stock Awards
	Number of	Number of				Market Value
	Securities	Securities			Number of	of Shares or
	Underlying	Underlying	Option		Shares or	Units of Stock
	Unexercised	Unexercised	Exercise	Option	Units of Stock	That Have Not
	Options	Options	Price	Expiration	That Have Not	Vested (2)
Name	Exerciseable #	Unexerciseable #	$	Date	Vested #	$

David Chaplin	45,000	—	$5.06	7/12/2010	20,000	$13,200
Vice President and Chief	100,000	—	$2.24	3/15/2012
Scientific Officer	100,000	—	$7.94	7/24/2013
	50,000	—	$5.03	7/28/2014
	6,250	18,750	$4.18	1/25/2017
John Kollins	25,000	175,000	$4.69	4/30/2017	—	$—
Chief Executive Officer	—	250,000	$0.73	12/16/2018
James Murphy	75,000	—	$9.05	2/23/2014	10,000	$6,600
Vice President and Chief	20,000	—	$5.03	7/28/2014
Financial Officer	12,500	12,500	$3.51	6/14/2016
	12,500	37,500	$4.18	1/25/2017
Patricia Walicke	50,000	150,000	$3.70	8/2/2017	—	$—
Vice President and Chief
Medical Officer
Richard Chin(3)	125,000	—	$4.08	1/22/2009	—	$—
Former President and Chief Executive Officer

(1)	Except for Mr. Kollins’ initial grant in 2007, option awards vest in equal annual installments over four years beginning on the first anniversary of the date of grant and the exercise price is the closing price of the Company’s common stock as quoted on the NASDAQ Global Market on the date of grant. With respect to 100,000 options of the total of 200,000 options granted to Mr. Kollins in 2007, the options shall vest in equal annual installments over four years beginning on the one year anniversary of the grant date. With respect to the remaining 100,000 shares, the options shall vest upon consummation by OXiGENE of a major outlicensing transaction, as approved by the Board of Directors and as described in the agreement.

(2)	The market value of the stock awards is determined by multiplying the number of shares times $0.66, the closing price of our common stock on the NASDAQ Global Market on December 31, 2008, the last day of our fiscal year.

(3)	Dr. Chin’s employment with us terminated effective October 22, 2008. Pursuant to Dr. Chin’s separation agreement, he had until January 22, 2009 to exercise all vested options. Dr. Chin did not exercise these options and such options were therefore forfeited.

Option Exercises and Stock Vested

The following table shows information regarding exercises of options to purchase our common stock and vesting of stock awards held by each executive officer named in the Summary Compensation Table during the fiscal year ended December 31, 2008.

	Option Awards		Stock Awards
	Number of Shares	Value Realized on	Number of Shares	Value Realized on
	Acquired on Exercise	Exercise	Acquired on Vesting	Vesting(1)
Name	(#)	($)	(#)	($)

David Chaplin	—	$—	20,000	$26,000
Vice President and Chief Scientific Officer
John Kollins	—	$—	—	$—
Chief Executive Officer
James Murphy	—	$—	10,000	$13,000
Vice President and Chief Financial Officer
Patricia Walicke	—	$—	—	$—
Vice President and Chief Medical Officer
Richard Chin(2)	—	$—	10,000	$13,000
Former President and Chief Executive Officer			62,500	$73,750

(1)	Amounts shown in this column do not necessarily represent actual value realized from the sale of the shares that vest because in many cases the shares are not sold upon vesting but continue to be held by the executive officer. The amounts shown represent the market price on the date of vesting times the number of awards that vested, which is the amount that would have been realized if the shares had been sold immediately upon vesting.

(2)	Dr. Chin terminated his employment with us effective October 22, 2008.

Potential Payments Upon Termination or Change-In-Control

The Company has entered into certain agreements and maintains certain plans that may require the Company to make certain payments and/or provide certain benefits to named executive officers of the Company in the event of a termination of employment or a change of control of the Company. The following tables summarize the potential payments to each named executive officer assuming that one of the described termination events occurs. The tables assume that the event occurred on December 31, 2008, the last day of our fiscal year. On December 31, 2008, the last trading day of 2008, the closing price of our common stock as listed on the NASDAQ Global Market was $0.66 per share.

David Chaplin, Ph.D.

			Involuntary Not for
			Cause Termination
Executive Benefits and	Termination within	Voluntary	or Termination by
Payments	12 Months Following	Termination by	Executive with Good	For Cause
Upon Termination	Change in Control	Executive or Death	Reason	Termination

Base Salary	$348,521	$—	$261,391	$—
Annual Bonus (x% of Base Salary)	N/A	N/A	N/A	N/A
Acceleration of Vesting of Equity	100%	0%	0%	0%
Number of Stock Options and Value upon Termination	320,000	301,250	301,250	301,250
	$211,200	$198,825	$198,825	$198,825
Number of Shares of Vested Stock Received and Value upon Termination	125,000	105,000	105,000	105,000
	$82,500	$69,300	$69,300	$69,300
Relocation Reimbursement	N/A	N/A	N/A	N/A
Deferred Compensation Payout	N/A	N/A	N/A	N/A
Post-Term Health Care	N/A	N/A	N/A	N/A
Excise Tax Gross Up	N/A	N/A	N/A	N/A

The information set forth above is described in more detail in the narrative following the Grants of Plan-Based Awards table

Dr. Chaplin’s employment agreement references the definition of a “Change in Control” in our 1996 Stock Incentive Plan. For this purpose, “Change in Control” means the occurrence of either of the following events: (a) any “person” (as such term is used in Section 13(c) and 14(d) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 40% or more of the total voting power represented by the Company’s then outstanding voting securities; or (b) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board and any new director whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof.

Dr. Chaplin will be entitled to certain benefits as described in the table above if his employment is terminated by the Company for reasons other than cause or by him with good reason. “Cause” shall mean any of the following:

(a) the (i) continued failure by the executive to perform substantially his duties on behalf of OXIGENE if the executive fails to remedy that breach within ten (10) days of OXiGENE’s written notice to the executive of such breach; or (ii) material breach of any other provision of Dr. Chaplin’s employment agreement by the executive, if the executive fails to remedy that breach within ten (10) days of OXiGENE’s written notice to the executive of such breach; or

(b) any act of fraud, material misrepresentation or material omission, misappropriation, dishonesty, embezzlement or similar conduct against OXiGENE or any affiliate, or conviction of executive for a felony or any crime involving moral turpitude.

“Termination with Good Reason” shall mean termination following a material breach of Dr. Chaplin’s employment agreement by the Company, which breach remains uncured ten (10) days after written notice thereof is received by the Company.

John A. Kollins

			Involuntary Not for
			Cause Termination
Executive Benefits and	Termination within	Voluntary	or Termination by
Payments	12 Months Following	Termination by	Executive with	For Cause
Upon Termination	Change in Control	Executive or Death	Good Reason	Termination

Base Salary	$350,000	$350,000	$350,000	$350,000
Annual Bonus (x% of Base Salary)	Executive entitled to Annual Bonus related to most recently completed calendar year if not already paid	N/A	Executive entitled to Annual Bonus related to most recently completed calendar year if not already paid	N/A
Acceleration of Vesting of Equity	100%	0%	0%	0%
Number of Stock Options and Value upon Termination	450,000	25,000	25,000	25,000
	$297,000	$16,500	$16,500	$16,500
Number of Shares of Vested Stock Received and Value upon Termination	—	—	—	—
	$—	$—	$—	$—
Relocation Reimbursement	N/A	N/A	N/A	N/A
Deferred Compensation Payout	N/A	N/A	N/A	N/A
Post-Term Health Care	Up to 12 months for Executive and family	N/A	Up to 12 months for Executive and family	N/A
	$23,190	$—	$23,190	$—
Excise Tax Gross Up	N/A	N/A	N/A	N/A

The information set forth above is described in more detail in the narrative following the Grants of Plan Based Awards table.

A “Change in Control” as defined in Mr. Kollins’ employment agreement shall mean the occurrence during the term of his employment of the following:

(i) Ownership. Any “Person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) becomes the “Beneficial Owner” (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of OXiGENE representing 50% or more of the total voting power represented by OXiGENE’s then outstanding voting securities (excluding for this purpose any such voting securities held by OXiGENE or its affiliates or by any employee benefit plan of OXiGENE) pursuant to a transaction or a series of related transaction which the Board of Directors does not approve; or

(ii) Merger/Sale of Assets. (A) A merger or consolidation of OXiGENE whether or not approved by the Board of Directors, other than a merger or consolidation which would result in the voting securities of OXiGENE outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or the parent of such corporation) at least 50% of the total voting power represented by the voting securities of OXiGENE or such surviving entity or parent of such corporation, as the case may be, outstanding immediately after such merger or consolidation; or (B) the stockholders of OXiGENE approve an agreement for the sale or disposition by OXiGENE of all or substantially all of OXiGENE’s assets; or

(iii) Change in Board Composition. A change in the composition of the Board of Directors, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” shall mean directors who either (A) are directors of OXiGENE as of the date of this Agreement, or (B) are elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to OXiGENE).

Mr. Kollins will be entitled to certain benefits as described in the table above if his employment is terminated by the Company for reasons other than cause or by him with good reason. “Cause” shall mean any of the following:

(a) the Executive’s substantial failure to perform any of her duties hereunder or to follow reasonable, lawful directions of the Board or any officer to whom the Executive reports;

(b) the Executive’s willful misconduct or willful malfeasance in connection with her employment;

(c) the Executive’s conviction of, or plea of nolo contendre to, any crime constituting a felony under the laws of the United States or any state thereof, or any other crime involving moral turpitude;

(d) the Executive’s material breach of any of the provisions of this Agreement, OXiGENE’s bylaws or any other agreement with OXiGENE; or

(e) the Executive’s engaging in misconduct which has caused significant injury to OXiGENE, financial or otherwise, or to OXiGENE’s reputation; or

(f) any act, omission or circumstance constituting cause under the law governing this Agreement.

“Termination with Good Reason” shall mean:

(i) without the Executive’s express written consent, any material reduction in Executive’s title, or responsibilities compared to those prior to a Change in Control (as such term is defined in the employment agreement);

(ii) relocation of more than 60 miles;

(iii) without the Executive’s express written consent, a material reduction by OXiGENE in the Executive’s total compensation as in effect on the date hereof or as the same may be increased from time to time, provided that it shall not be deemed a material reduction if (a) the amount of Executive’s Annual Bonus is less than the amount of any previously awarded Annual Bonuses or (b) a benefit is amended and such amendment affects all eligible executive participants; or

(iv) OXiGENE breaches a material term of this Agreement and such breach has remained uncured for a minimum of thirty (30) days after Executive has notified OXiGENE of breach. To be effective, such notice must be in writing and set forth the specific alleged Good Reason for termination and the factual basis supporting the alleged Good Reason.

All payments made and benefits available to Mr. Kollins in connection with his employment agreement will comply with Internal Revenue Code Section 409A in accordance with the terms of his employment agreement.

James B. Murphy

			Involuntary Not for
			Cause Termination
Executive Benefits and	Termination within	Voluntary	or Termination by
Payments	12 Months Following	Termination by	Executive with Good	For Cause
Upon Termination	Change in Control	Executive or Death	Reason	Termination

Base Salary	$245,000	$—	$245,000	$—
Annual Bonus (x% of Base Salary)	N/A	N/A	N/A	N/A
Acceleration of Vesting of Equity	100%	0%	0%	0%
Number of Stock Options and Value upon Termination	170,000	120,000	120,000	120,000
	$112,200	$79,200	$79,200	$79,200
Number of Shares of Vested Stock Received and Value upon Termination	40,000	30,000	30,000	30,000
	$26,400	$19,800	$19,800	$19,800
Relocation Reimbursement	N/A	N/A	N/A	N/A
Deferred Compensation Payout	N/A	N/A	N/A	N/A
Post-Term Health Care	Up to 12 months for Executive and family	N/A	Up to 12 months for Executive and family	N/A
	$19,140	$—	$19,140	$—
Excise Tax Gross Up	N/A	N/A	N/A	N/A

The information set forth above is described in more detail in the narrative following the Grants of Plan Based Awards table.

Mr. Murphy’s employment agreement references the definition of a “Change in Control” in our 1996 Stock Incentive Plan. A “Change in Control” means the occurrence of either of the following: (a) any “person” (as such term is used in Section 13(c) and 14(d) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 40% or more of the total voting power represented by the Company’s then outstanding voting securities; or (b) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board and any new director whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof.

Mr. Murphy will be entitled to certain benefits as described in the table above if his employment is terminated by the Company for reasons other than cause or by him with good reason. “Cause” shall mean any of the following:

(a) the (i) continued failure by the executive to perform substantially his duties on behalf of OXIGENE if the executive fails to remedy that breach within ten (10) days of OXiGENE’s written notice to the executive of such breach; or (ii) material breach of any other provision of Mr. Murphy’s employment agreement by the executive, if the executive fails to remedy that breach within ten (10) days of OXiGENE’s written notice to the executive of such breach; or

(b) any act of fraud, material misrepresentation or material omission, misappropriation, dishonesty, embezzlement or similar conduct against OXiGENE or any affiliate, or conviction of executive for a felony or any crime involving moral turpitude.

“Termination with Good Reason” shall mean termination following a material breach of Mr. Murphy’s employment agreement by the Company, which breach remains uncured thirty (30) days after written notice thereof is received by the Company.

All payments made and benefits available to Mr. Murphy in connection with his employment agreement will comply with Internal Revenue Code Section 409A in accordance with the terms of his employment agreement.

Patricia A. Walicke, M.D.

			Involuntary Not for
			Cause Termination
Executive Benefits and	Termination within	Voluntary	or Termination by
Payments	12 Months Following	Termination by	Executive with Good	For Cause
Upon Termination	Change in Control	Executive or Death	Reason	Termination

Base Salary	$300,000	$—	$300,000	$—
Annual Bonus (x% of Base Salary)	Executive entitled to Annual Bonus related to most recently completed calendar year if not already paid	N/A	Executive entitled to Annual Bonus related to most recently completed calendar year if not already paid	N/A
Acceleration of Vesting of Equity	100%	0%	0%	0%
Number of Stock Options and Value upon Termination	200,000	50,000	50,000	50,000
	$132,000	$33,000	$33,000	$33,000
Number of Shares of Vested Stock Received and Value upon Termination	—	—	—	—
	$—	$—	$—	$—
Relocation Reimbursement	N/A	N/A	N/A	N/A
Deferred Compensation Payout	N/A	N/A	N/A	N/A
Post-Term Health Care	Up to 12 months for Executive and family	N/A	Up to 12 months for Executive and family	N/A
	$7,465	$—	$7,465	$—
Excise Tax Gross Up	N/A	N/A	N/A	N/A

The information set forth above is described in more detail in the narrative following the Grants of Plan Based Awards table.

A “Change in Control” as defined in Dr. Walicke’s employment agreement shall mean the occurrence during the term of her employment of the following:

(i) Ownership. Any “Person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) becomes the “Beneficial Owner” (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of OXiGENE representing 50% or more of the total voting power represented by OXiGENE’s then outstanding voting securities (excluding for this purpose any such voting securities held by OXiGENE or its affiliates or by any employee benefit plan of OXiGENE) pursuant to a transaction or a series of related transaction which the Board of Directors does not approve; or

(ii) Merger/Sale of Assets. (A) A merger or consolidation of OXiGENE whether or not approved by the Board of Directors, other than a merger or consolidation which would result in the voting securities of OXiGENE outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or the parent of such corporation) at least 50% of the total voting power represented by the voting securities of OXiGENE or such surviving entity or parent of such corporation, as the case may be, outstanding immediately after such merger or consolidation; or (B) the stockholders of OXiGENE approve an agreement for the sale or disposition by OXiGENE of all or substantially all of OXiGENE’s assets; or

(iii) Change in Board Composition. A change in the composition of the Board of Directors, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” shall mean directors who either (A) are directors of OXiGENE as of the date of this Agreement, or (B) are elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to OXiGENE).

Dr. Walicke will be entitled to certain benefits as described in the table above if her employment is terminated by the Company for reasons other than cause or by her with good reason. “Cause” shall mean any of the following:

(a) the Executive’s substantial failure to perform any of her duties hereunder or to follow reasonable, lawful directions of the Board or any officer to whom the Executive reports;

(b) the Executive’s willful misconduct or willful malfeasance in connection with her employment;

(c) the Executive’s conviction of, or plea of nolo contendre to, any crime constituting a felony under the laws of the United States or any state thereof, or any other crime involving moral turpitude;

(d) the Executive’s material breach of any of the provisions of this Agreement, OXiGENE’s bylaws or any other agreement with OXiGENE; or

(e) the Executive’s engaging in misconduct which has caused significant injury to OXiGENE, financial or otherwise, or to OXiGENE’s reputation; or

(f) any act, omission or circumstance constituting cause under the law governing this Agreement.

“Termination with Good Reason” shall mean:

(i) without the Executive’s express written consent, any material reduction in Executive’s title, or responsibilities compared to those prior to a Change in Control (as such term is defined in the employment agreement);

(ii) relocation of more than 60 miles;

(iii) without the Executive’s express written consent, a material reduction by OXiGENE in the Executive’s total compensation as in effect on the date hereof or as the same may be increased from time to time, provided that it shall not be deemed a material reduction if (a) the amount of Executive’s Annual Bonus is less than the amount of any previously awarded Annual Bonuses or (b) a benefit is amended and such amendment affects all eligible executive participants; or

(iv) OXiGENE breaches a material term of this Agreement and such breach has remained uncured for a minimum of thirty (30) days after Executive has notified OXiGENE of breach. To be effective, such notice must be in writing and set forth the specific alleged Good Reason for termination and the factual basis supporting the alleged Good Reason.

All payments made and benefits available to Ms. Walicke in connection with her employment agreement will comply with Internal Revenue Code Section 409A in accordance with the terms of her employment agreement.

Richard Chin, M.D.

In connection with the departure of Dr. Chin, our former President and Chief Executive Officer, we entered into a separation agreement with Dr. Chin. Pursuant to the separation agreement, Dr. Chin’s employment with OXiGENE ended on October 22, 2008. We agreed to provide for the payment of private medical insurance through December 31, 2008, which amount approximates $4,000.

Director Compensation

The following table shows the total compensation paid or accrued during the fiscal year ended December 31, 2008 to each of our directors.

	Fees Earned or	Stock	Option	All Other
	Paid in Cash	Awards	Awards	Compensation	Total
Name	($)	($)(1)	($)	($)	($)

Joel-Tomas Citron(5)	$189,994	$26,000	$—	$—	$215,994
Richard Chin(2)	$—	$—	$—	$—	$—
David Chaplin(3)	$—	$—	$—	$—	$—
Roy H. Fickling	$35,750	$—	$—	$—	$35,750
Mark Kessel(4)	$—	$—	$—	$—	$—
John Kollins(4)	$—	$—	$—	$—	$—
Arthur Laffer	$46,500	$—	$—	$—	$46,500
William D. Schwieterman	$37,875	$—	$—	$—	$37,875
William Shiebler	$40,375	$—	$—	$—	$40,375
Per-Olof Söderberg(5)	$29,250	$13,000	$—	$—	$42,250
Alastair J.J. Wood(4)	$—	$—	$—	$—	$—
J. Richard Zecher(3)	$34,500	$—	$—	$—	$34,500

(1)	See Note 1 to our Consolidated Financial Statements reported in our Annual Report on Form 10-K for our fiscal year ended December 31, 2008 for details as to the assumptions used to determine the fair value of each of the stock awards set forth in this table, and Note 3 describing all forfeitures during fiscal year 2008. See also our discussion of stock-based compensation under “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Critical Accounting Policies and Estimates.”

(2)	Effective October 22, 2008, Dr. Chin resigned as President and Chief Executive Officer of the Company. Dr. Chin did not receive fees from the Company in connection with his service as a member of the Board of Directors.

(3)	Effective October 22, 2008, Dr. Chaplin and Mr. Zecher resigned as members of the Company’s Board of Directors. Dr. Chaplin did not receive fees from the Company in connection with his service as a member of the Board of Directors.

(4)	Messrs. Kessel and Kollins and Dr. Wood do not receive fees from the Company in connection with their service as members of the Board of Directors.

(5)	Messrs. Citron and Söderberg are not seeking reelection to the Board of Directors at the 2009 annual meeting.

The following is a description of the standard compensation arrangements under which our non-employee directors are compensated for their service as directors, including as members of the various Committees of our Board.

Fees.  Prior to fiscal 2003, directors received no cash compensation for serving on our Board of Directors or committees thereof. In July 2003, our directors adopted a director compensation plan. This plan was amended in October 2008. Under this plan, as amended, non-employee directors receive an annual retainer of $15,000 plus $750 for attendance at each Board meeting. In addition, each Board Committee chairman receives an annual retainer of $3,750, and each Committee member receives $500 for attendance at each Committee meeting. This amended director compensation plan also provides that, effective January 1, 2009, each Board member may elect to receive their fees in common stock of the Company in lieu of cash upon notice of their intent to do so. Prior to the 2008 amendment to the director compensation plan each non-employee director received an annual retainer of $25,000, $30,000 in 2007 only, plus $1,500 for attendance at each Board meeting. In addition, each Board Committee chairman received an annual retainer of $7,500, and each Committee member received $1,000 for attendance at each Committee meeting. In lieu of the fees described above, Mr. Joel Citron, the Chairman of our Board of Directors, received a monthly base salary in accordance with his employment agreement. Mr. Citron’s employment agreement will terminate upon his ceasing to serve as a director at the annual meeting.

Equity Incentives.  Under the terms of our 2005 Stock Plan, directors may be granted shares of common stock, stock-based awards and/or stock options to purchase shares of common stock. There were no awards made to non-employee directors in 2008.

Equity Compensation Plan Information

The following table provides certain aggregate information with respect to all of the Company’s equity compensation plans in effect as of December 31, 2008.

(c)
	(a)		Number of Securities
	Number of Securities	(b)	Remaining Available
	to be Issued	Weighted-Average	for Future Issuance
	Upon Exercise of	Exercise Price of	Under Equity Compensation
	Outstanding Options,	Outstanding Options,	Plans (Excluding Securities
Plan Category	Warrants and Rights	Warrants and Rights	Reflected in Column (a))

Equity compensation plans approved by security holders (the 1996 Stock Incentive Plan)	1,161,000	$6.95	—
Equity compensation plans approved by security holders (the 2005 Stock Plan)	1,172,000	$3.09	1,002,750
Equity compensation plans not approved by security holders	—	—	—

Total	2,333,000	$5.01	1,002,750

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our Audit Committee reviews and approves in advance all related-person transactions.

Symphony Transaction

On October 1, 2008, we announced a strategic collaboration with Symphony Capital Partners, L.P. (Symphony), a private-equity firm, under which Symphony agreed to provide up to $40,000,000 in funding to support the advancement of our pipeline programs. Under this collaboration, the we entered into a series of related agreements with Symphony Capital LLC, or Symphony, Symphony ViDA, Inc., or ViDA, Symphony ViDA Holdings LLC, or Holdings, and related entities, including the following:

•	Purchase Option Agreement;

•	Research and Development Agreement;

•	Amended and Restated Research and Development Agreement;

•	Technology License Agreement;

•	Novated and Restated Technology License Agreement;

•	Confidentiality Agreement; and

•	Additional Funding Agreement.

In addition, on October 1, 2008, we entered into a series of related agreements with Holdings, including the following:

•	Stock and Warrant Purchase Agreement;

•	Warrant to purchase up to 11,281,877 shares of OXiGENE common stock; and

•	Registration Rights Agreement.

Pursuant to these agreements, Holdings has formed and capitalized ViDA, a Delaware corporation, in order (a) to hold certain intellectual property related to two of our product candidates, ZYBRESTAT for use in ophthalmologic indications and OXi4503, referred to as the “Programs,” which were exclusively licensed to ViDA under the Novated and Restated Technology License Agreement and (b) to fund commitments in the amount of up to $25,000,000. The funding will support pre-clinical and clinical development by us, on behalf of ViDA, of the Programs. Under certain circumstances, the we may be required to commit up to $15,000,000 to ViDA. We are undertaking an ophthalmology research and development program with ZYBRESTAT, the objective of which is to develop a topical formulation of ZYBRESTAT for ophthalmologic diseases and conditions that are characterized by abnormal blood vessel growth within the eye that results in loss of vision. Currently we are conducting pre-clinical studies and plans to undertake clinical trials with the objectives of (i) confirming the utility of ZYBRESTAT in at least one ophthalmologic indication and tissue concentrations of drug required for biological activity; and (ii) demonstrating the feasibility of developing a topical formulation of ZYBRESTAT for ophthalmological indications. OXi4503 is currently in a Phase I clinical trial in patients with advanced solid tumors. Based on favorable results in pre-clinical studies, the we are planning further clinical trials with OXi4503.

The Purchase Option Agreement provides for the exclusive right, but not the obligation, for us to repurchase both Programs by acquiring 100% of the equity of ViDA at any time between October 2, 2009 and March 31, 2012 for an amount equal to two times the amount of capital actually invested by Holdings in ViDA, less certain amounts. The purchase price is payable in cash or a combination of cash and shares of our common stock (up to 20% of the purchase price or 10% of the total number of shares of our common stock outstanding at such time, whichever is less), in our sole discretion, subject to certain limitations. If we do not exercise our exclusive right with respect to the purchase of the Programs licensed under the agreement with ViDA, rights to the Programs at the end of the development period will remain with ViDA.

We issued to Holdings, pursuant to the Stock and Warrant Purchase Agreement an aggregate of 13,513,514 shares of our common stock at a price of $1.11 per share, which was the closing price of our common stock on The NASDAQ Global Market on September 30, 2008, the day before the consummation of the Symphony transaction. In addition, pursuant to the Purchase Option Agreement, we issued to Holdings an aggregate of 3,603,604 shares of our common stock with a fair value of $4,000,000 as consideration for the Purchase Option. We may issue additional shares of our common stock and warrants in the event of specified events under the Additional Funding Agreement, the Novated and Restated Technology License Agreement and the Purchase Option Agreement. We have agreed to provide certain registration rights under the Securities Act of 1933, as amended (the “Securities Act”) with respect to the shares issued and to be issued to Holdings under these agreements.

The Amended and Restated Research and Development Agreement provides that the conduct of the activities under the mutually agreed upon development plan and budget during the development period will be undertaken primarily by us with support from RRD International LLC, the clinical development partner of Symphony, and provides that the development will be overseen by a Development Committee which is comprised of six representatives, three representatives from OXiGENE, one of whom is Patricia A. Walicke, M.D., Ph.D., our Vice President and Chief Medical Officer, who shall serve as chairman of the Development Committee, and three representatives from RRD. The Development Committee will report to the board of directors of ViDA, which is comprised of John Kollins, our Chief Executive Officer, two representatives of Symphony, Mark Kessel and Jeffrey S. Edelman, and two independent board members, Eric K. Rowinsky, M.D., Executive Vice President and Chief Medical Officer of ImClone Systems, Inc., a wholly-owned subsidiary of Eli Lilly and Company and Nicole Onetto, M.D., Senior Vice President and Chief Medical Officer of ZymoGenetics, Inc.,

In addition, we have given Holdings the right to appoint two members to our Board of Directors. Holdings has designated Mark Kessel and Alastair J.J. Wood, M.D., both Managing Directors of Symphony Capital LLC, as the Holdings representatives, who were appointed to the Board on October 22, 2008.

EXPENSES OF SOLICITATION

We will bear the costs of soliciting proxies from our stockholders. We will make this solicitation by mail, and our directors, officers and employees may also solicit proxies by telephone or in person, for which they will receive no compensation other than their regular compensation as directors, officers or employees. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to beneficial owners of our voting securities. We will reimburse these brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses that are incurred by them. In addition, we have engaged The Proxy Advisory Group, LLC, to assist in the solicitation of proxies and provide related advice and informational support, for a services fee and the reimbursement of customary disbursements that are not expected to exceed $17,000 in the aggregate.

CODE OF CONDUCT AND ETHICS

We have adopted a code of conduct and ethics that applies to all of our employees, including our Chief Executive Officer and Chief Financial Officer. The text of the code of conduct and ethics has been filed as an exhibit to our Annual Report on Form 10-K. Disclosure regarding any amendments to, or waivers from provisions of the code of conduct and ethics that apply to our directors, principal executive and financial officers will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting of such amendments or waivers is then permitted by the rules of the NASDAQ Stock Market.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

Your eligibility as a stockholder to submit proposals and director nominations, the proper subjects of such proposals and other issues governing stockholder proposals and director nominations are regulated by the rules adopted under Section 14 of the Exchange Act. To be considered for inclusion in the proxy statement relating to our annual meeting of stockholders to be held in 2010 stockholder proposals and nominations must be received no later than December 18, 2009. If we do not receive notice of any matter to be considered for presentation at the annual meeting, although not to be included in the Proxy Statement, between February 1, 2010 and March 3, 2010 management proxies may confer discretionary authority to vote on the matters presented at the annual meeting by a stockholder in accordance with Rule 14a-4 under the Exchange Act. All stockholder proposals should be marked for the attention of The Secretary, OXiGENE, Inc., 230 Third Avenue, Waltham, Massachusetts 02451.

OTHER MATTERS

The Board of Directors knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

ANNUAL REPORT

A copy of our Annual Report to Stockholders for the fiscal year ended December 31, 2008 is being provided to each of our stockholders with this Proxy Statement. Additional copies may be obtained without charge by writing to OXiGENE, Inc., 230 Third Avenue, Waltham, Massachusetts 02451, Attention: Investor Relations.

Waltham, MA
April 7, 2009

Appendix A

CERTIFICATE OF AMENDMENT OF
RESTATED CERTIFICATE OF INCORPORATION OF
OXIGENE, INC.

It is hereby certified that:

FIRST:	The name of the corporation is OXiGENE, Inc. (the “Corporation”).

SECOND:	The Restated Certificate of Incorporation of the Corporation, as amended to date, is hereby further amended by striking out Article Fourth in its entirety and by substituting in lieu of the following:

“FOURTH: The aggregate number of shares of all classes of stock which the Corporation is authorized to issue is One Hundred Sixty-Five Million (165,000,000) shares, of which One Hundred Fifty Million (150,000,000) shares are designated Common Stock, of the par value of One Cent ($0.01) per share, and Fifteen Million (15,000,000) shares are designated Preferred Stock, of the par value of One Cent ($0.01) per share. Upon the effectiveness of the certificate of amendment to the restated certificate of incorporation containing this sentence, each [*] (*) shares of the Common Stock issued and outstanding as of the date and time immediately preceding [          ], 2009, the effective date of a reverse stock split (the “Split Effective Date”), shall be automatically changed and reclassified, as of the Split Effective Date and without further action, into one (1) fully paid and non-assessable share of Common Stock. There shall be no fractional shares issued. A holder of record of Common Stock on the Split Effective Date who would otherwise be entitled to a fraction of a share shall, in lieu thereof, be entitled to receive a cash payment in an amount equal to the fraction to which the stockholder would otherwise be entitled multiplied by the closing price of the Common Stock, as reported in the Wall Street Journal, on the Split Effective Date (or if such price is not available, the average of the last bid and asked prices of the Common Stock on such day or such other price as may be determined by the Corporation’s Board of Directors).”

THIRD:	The amendment of the Restated Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 228 and Section 242 of the General Corporation Law of the State of Delaware.

EXECUTED, effective as of this   day of           2009.

OXiGENE, Inc.

By:
James B. Murphy
Vice President and Chief Financial Officer

A-1

Appendix B

OXiGENE, INC.
2005 STOCK PLAN
(as amended on          , 2009)

1.	DEFINITIONS.

Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this OXiGENE, Inc. 2005 Stock Plan, have the following meanings:

Administrator means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the Administrator means the Committee.

Affiliate means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

Agreement means an agreement between the Company and a Participant delivered pursuant to the Plan, in such form as the Administrator shall approve.

Board of Directors means the Board of Directors of the Company.

Code means the United States Internal Revenue Code of 1986, as amended.

Committee means the committee of the Board of Directors to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.

Common Stock means shares of the Company’s common stock, $.01 par value per share.

Company means OXiGENE, Inc., a Delaware corporation.

Disability or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.

Employee means any employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Stock Rights under the Plan.

Fair Market Value of a Share of Common Stock means:

(1) If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or last price of the Common Stock on the composite tape or other comparable reporting system for the trading day on the applicable date and if such date is not a trading day, the last market trading day prior to such date;

(2) If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded on the applicable date and if such date is not a trading day, the last market trading day prior to such date; and

(3) If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine.

ISO means an option meant to qualify as an incentive stock option under Section 422 of the Code.

Non-Qualified Option means an option which is not intended to qualify as an ISO.

Option means an ISO or Non-Qualified Option granted under the Plan.

Participant means an Employee, director or consultant of the Company or an Affiliate to whom one or more Stock Rights are granted under the Plan. As used herein, “Participant” shall include “Participant’s Survivors” where the context requires.

Plan means this OXiGENE, Inc. 2005 Stock Plan.

Shares means shares of the Common Stock as to which Stock Rights have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

Stock-Based Award means a grant by the Company under the Plan of an equity award or equity based award which is not an Option or Stock Grant.

Stock Grant means a grant by the Company of Shares under the Plan.

Stock Right means a right to Shares or the value of Shares of the Company granted pursuant to the Plan — an ISO, a Non-Qualified Option, a Stock Grant or a Stock-Based Award.

Survivor means a deceased Participant’s legal representatives and/or any person or persons who acquired the Participant’s rights to a Stock Right by will or by the laws of descent and distribution.

2.	PURPOSES OF THE PLAN.

The Plan is intended to encourage ownership of Shares by Employees and directors of and certain consultants to the Company in order to attract such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs, Non-Qualified Options, Stock Grants and Stock-Based Awards.

3.	SHARES SUBJECT TO THE PLAN.

(a) The number of Shares which may be issued from time to time pursuant to this Plan, shall be 7,500,000 shares of Common Stock plus the amount of shares of Common Stock, if any, that are presently subject to awards under the Company’s 1996 Stock Incentive Plan but which become unissued upon the cancellation, surrender or termination of such award for any reason whatsoever or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 24 of the Plan. Notwithstanding the foregoing, a maximum of 7,500,000 Shares may be issued pursuant to this Plan as Stock Rights, including, but not limited to, ISOs.

(b) If an Option ceases to be outstanding, in whole or in part (other than by exercise), or if the Company shall reacquire (at no more than its original issuance price) any Shares issued pursuant to a Stock Grant or Stock-Based Award, or if any Stock Right expires or is forfeited, cancelled, or otherwise terminated or results in any Shares not being issued, the unissued or reacquired Shares which were subject to such Stock Right shall again be available for issuance from time to time pursuant to this Plan. Notwithstanding the foregoing, if a Stock Right is exercised, in whole or in part, by tender of Shares or if the Company or an Affiliate’s tax withholding obligation is satisfied by withholding Shares, the number of Shares deemed to have been issued under the Plan for purposes of the limitation set forth in Paragraph 3(a) above shall be the number of Shares that were subject to the Stock Right or portion thereof, and not the net number of Shares actually issued.

4.	ADMINISTRATION OF THE PLAN.

The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Subject to the provisions of the Plan, the Administrator is authorized to:

a. Interpret the provisions of the Plan and all Stock Rights and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

b. Determine which Employees, directors and consultants shall be granted Stock Rights;

c. Determine the number of Shares for which a Stock Right or Stock Rights shall be granted; provided, however, that in no event shall Stock Rights with respect to more than 750,000 Shares be granted to any Participant in any fiscal year;

d. Specify the terms and conditions upon which a Stock Right or Stock Rights may be granted; and

e. Adopt any sub-plans applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax or other laws applicable to the Company or to Plan Participants or to otherwise facilitate the administration of the Plan, which sub-plans may include additional restrictions or conditions applicable to Stock Rights or Shares issuable pursuant to a Stock Right;

provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of not causing any adverse tax consequences under Section 409A of the Code and preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee. In addition, if the Administrator is the Committee, the Board of Directors may take any action under the Plan that would otherwise be the responsibility of the Committee.

To the extent permitted under applicable law, the Board of Directors or the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any person selected by it. The Board of Directors or the Committee may revoke any such allocation or delegation at any time.

5.	ELIGIBILITY FOR PARTICIPATION.

The Administrator will, in its sole discretion, name the Participants in the Plan, provided, however, that each Participant must be an Employee, director or consultant of the Company or of an Affiliate at the time a Stock Right is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of a Stock Right to a person not then an Employee, director or consultant of the Company or of an Affiliate; provided, however, that the actual grant of such Stock Right shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Agreement evidencing such Stock Right. ISOs may be granted only to Employees. Non-Qualified Options, Stock Grants and Stock-Based Awards may be granted to any Employee, director or consultant of the Company or an Affiliate. The granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Stock Rights.

6.  TERMS AND CONDITIONS OF OPTIONS.

Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto. The Option Agreements shall be subject to at least the following terms and conditions:

A. Non-Qualified Options:  Each Option intended to be a Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:

a. Option Price:  Each Option Agreement shall state the option price (per share) of the Shares covered by each Option, which option price shall be determined by the Administrator but shall not be less than the Fair Market Value per share of Common Stock.

b. Number of Shares:  Each Option Agreement shall state the number of Shares to which it pertains.

c. Option Periods:  Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain conditions or the attainment of stated goals or events.

d. Option Conditions:  Exercise of any Option may be conditioned upon the Participant’s execution of a Share purchase agreement in form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders, including requirements that:

i. The Participant’s or the Participant’s Survivors’ right to sell or transfer the Shares may be restricted; and

ii. The Participant or the Participant’s Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

e. Option Term:  Each Option shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide.

B. ISOs:  Each Option intended to be an ISO shall be issued only to an Employee and be subject to the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 of the Code and relevant regulations and rulings of the Internal Revenue Service:

a. Minimum standards:  The ISO shall meet the minimum standards required of Non-Qualified Options, as described in Paragraph 6(A) above, except clause (a) thereunder.

b. Option Price:  Immediately before the ISO is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:

i. 10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, the Option price per share of the Shares covered by each ISO shall not be less than 100% of the Fair Market Value per share of the Shares on the date of the grant of the Option; or

ii. More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, the Option price per share of the Shares covered by each ISO shall not be less than 110% of the Fair Market Value on the date of grant.

c. Term of Option:  For Participants who own:

i. 10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide; or

ii. More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than five years from the date of the grant or at such earlier time as the Option Agreement may provide.

d. Limitation on Yearly Exercise:  The Option Agreements shall restrict the amount of ISOs which may become exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined at the time each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed $100,000.

7.	TERMS AND CONDITIONS OF STOCK GRANTS.

Each offer of a Stock Grant to a Participant shall state the date prior to which the Stock Grant must be accepted by the Participant, and the principal terms of each Stock Grant shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:

(a) Each Agreement shall state the purchase price (per share), if any, of the Shares covered by each Stock Grant, which purchase price shall be determined by the Administrator but shall not be less than the minimum consideration required by the Delaware General Corporation Law on the date of the grant of the Stock Grant;

(b) Each Agreement shall state the number of Shares to which the Stock Grant pertains; and

(c) Each Agreement shall include the terms of any right of the Company to restrict or reacquire the Shares subject to the Stock Grant, including the time and events upon which such rights shall accrue and the purchase price therefor, if any.

8.	TERMS AND CONDITIONS OF OTHER STOCK-BASED AWARDS.

The Board shall have the right to grant other Stock-Based Awards based upon the Common Stock having such terms and conditions as the Board may determine, including, without limitation, the grant of Shares based upon certain conditions, the grant of securities convertible into Shares and the grant of stock appreciation rights, phantom stock awards or stock units. The principal terms of each Stock-Based Award shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company.

The Company intends that the Plan and any Stock-Based Awards granted hereunder be exempt from the application of Section 409A of the Code or meet the requirements of paragraphs (2), (3) and (4) of subsection (a) of Section 409A of the Code, to the extent applicable, and be operated in accordance with Section 409A so that any compensation deferred under any Stock-Based Award (and applicable investment earnings) shall not be included in income under Section 409A of the Code. Any ambiguities in the Plan shall be construed to effect the intent as described in this Paragraph 8.

9.	EXERCISE OF OPTIONS AND ISSUE OF SHARES.

An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company or its designee, together with provision for payment of the full purchase price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such notice shall be signed by the person exercising the Option, shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the purchase price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check, or

(b) at the discretion of the Administrator, through delivery of shares of Common Stock having a Fair Market Value equal as of the date of the exercise to the cash exercise price of the Option, or (c) at the discretion of the Administrator, by having the Company retain from the shares otherwise issuable upon exercise of the Option, a number of shares having a Fair Market Value equal as of the date of exercise to the exercise price of the Option, or (d) at the discretion of the Administrator, by delivery of the grantee’s personal recourse note, bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, with or without the pledge of such Shares as collateral, or (e) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator, or (f) at the discretion of the Administrator, by any combination of (a), (b), (c), (d) and (e) above, or (g) at the discretion of the Administrator, payment of such other lawful consideration as the Board may determine. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant’s Survivors, as the case may be). In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be fully paid, non-assessable Shares.

The Administrator shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Administrator shall not accelerate the exercise date of any installment of any Option granted to an Employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Paragraph 27) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6.B.d.

The Administrator may, in its discretion, amend any term or condition of an outstanding Option provided (i) such term or condition as amended is permitted by the Plan, (ii) any such amendment shall be made only with the consent of the Participant to whom the Option was granted, or in the event of the death of the Participant, the Participant’s Survivors, if the amendment is adverse to the Participant, and (iii) any such amendment of any Option shall be made only after the Administrator determines whether such amendment would constitute a “modification” of any Option which is an ISO (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holder of any Option including, but not limited to, pursuant to Section 409A of the Code.

10.	ACCEPTANCE OF STOCK GRANTS AND STOCK-BASED AWARDS AND ISSUE OF SHARES.

A Stock Grant or Stock-Based Award (or any part or installment thereof) shall be accepted by executing the applicable Agreement and delivering it to the Company or its designee, together with provision for payment of the full purchase price, if any, in accordance with this Paragraph for the Shares as to which such Stock Grant or Stock-Based Award is being accepted, and upon compliance with any other conditions set forth in the applicable Agreement. Payment of the purchase price for the Shares as to which such Stock Grant or Stock-Based Award is being accepted shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock having a Fair Market Value equal as of the date of acceptance of the Stock Grant or Stock-Based Award to the purchase price of the Stock Grant or Stock-Based Award, or (c) at the discretion of the Administrator, by delivery of the grantee’s personal recourse note bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, or (d) at the discretion of the Administrator, by any combination of (a), (b) and (c) above.

The Company shall then, if required pursuant to the applicable Agreement, reasonably promptly deliver the Shares as to which such Stock Grant or Stock-Based Award was accepted to the Participant (or to the Participant’s Survivors, as the case may be), subject to any escrow provision set forth in the applicable Agreement. In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation

(including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance.

The Administrator may, in its discretion, amend any term or condition of an outstanding Stock Grant, Stock-Based Award or applicable Agreement provided (i) such term or condition as amended is permitted by the Plan, (ii) any such amendment shall be made only with the consent of the Participant to whom the Stock Grant or Stock-Based Award was made, if the amendment is adverse to the Participant and (iii) any such amendment shall be made only after the Administrator determines whether such amendment would cause any adverse tax consequences to the Participant, including, but not limited to, pursuant to Section 409A of the Code.

11.  RIGHTS AS A SHAREHOLDER.

No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Right, except after due exercise of the Option or acceptance of the Stock Grant or as set forth in any Agreement and tender of the full purchase price, if any, for the Shares being purchased pursuant to such exercise or acceptance and registration of the Shares in the Company’s share register in the name of the Participant.

12.	ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS.

By its terms, a Stock Right granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as approved by the Administrator in its discretion and set forth in the applicable Agreement provided that no Stock Right may be transferred by a Participant for value. Notwithstanding the foregoing, an ISO transferred except in compliance with clause (i) above shall no longer qualify as an ISO. The designation of a beneficiary of a Stock Right by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph. Except as provided above, a Stock Right shall only be exercisable or may only be accepted, during the Participant’s lifetime, by such Participant (or by his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Stock Right, shall be null and void.

13.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN “FOR CAUSE” OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement, in the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate before the Participant has exercised an Option, the following rules apply:

a. A Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate (for any reason other than termination “for cause”, Disability, or death for which events there are special rules in Paragraphs 14, 15, and 16, respectively), may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in a Participant’s Option Agreement.

b. Except as provided in Subparagraph (c) below, or Paragraph 15 or 16, in no event may an Option intended to be an ISO, be exercised later than three months after the Participant’s termination of employment.

c. The provisions of this Paragraph, and not the provisions of Paragraph 15 or 16, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy; provided, however, in the case of a Participant’s Disability or death within three months after the termination of employment, director status or consultancy, the Participant or the

Participant’s Survivors may exercise the Option within one year after the date of the Participant’s termination of service, but in no event after the date of expiration of the term of the Option.

d. Notwithstanding anything herein to the contrary, if subsequent to a Participant’s termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Board of Directors determines that, either prior or subsequent to the Participant’s termination, the Participant engaged in conduct which would constitute “cause”, then such Participant shall forthwith cease to have any right to exercise any Option.

e. A Participant to whom an Option has been granted under the Plan who is absent from the Company or an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

f. Except as required by law or as set forth in a Participant’s Option Agreement, Options granted under the Plan shall not be affected by any change of a Participant’s status within or among the Company and any Affiliates, so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate.

14.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE “FOR CAUSE”.

Except as otherwise provided in a Participant’s Option Agreement, the following rules apply if the Participant’s service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated “for cause” prior to the time that all his or her outstanding Options have been exercised:

a. All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated “for cause” will immediately be forfeited.

b. For purposes of this Plan, “cause” shall include (and is not limited to) dishonesty with respect to the Company or any Affiliate, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of “cause” will be conclusive on the Participant and the Company.

c. “Cause” is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of “cause” occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute “cause”, then the right to exercise any Option is forfeited.

d. Any provision in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of “cause” for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to that Participant.

15.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement, a Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant:

a. To the extent that the Option has become exercisable but has not been exercised on the date of Disability; and

b. In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of Disability of any additional vesting rights that would have accrued on the next vesting date had the Participant not become Disabled. The proration shall be based upon the number of days accrued in the current vesting period prior to the date of Disability.

A Disabled Participant may exercise such rights only within the period ending one year after the date of the Participant’s termination of employment, directorship or consultancy, as the case may be, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not become Disabled and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

16.	EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Option Agreement, in the event of the death of a Participant while the Participant is an employee, director or consultant of the Company or of an Affiliate, such Option may be exercised by the Participant’s Survivors:

a. To the extent that the Option has become exercisable but has not been exercised on the date of death; and

b. In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of death of any additional vesting rights that would have accrued on the next vesting date had the Participant not died. The proration shall be based upon the number of days accrued in the current vesting period prior to the Participant’s date of death.

If the Participant’s Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

17.	EFFECT OF TERMINATION OF SERVICE ON UNACCEPTED STOCK GRANTS.

In the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate for any reason before the Participant has accepted a Stock Grant, such offer shall terminate.

For purposes of this Paragraph 17 and Paragraph 18 below, a Participant to whom a Stock Grant has been offered and accepted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a permanent and total Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

In addition, for purposes of this Paragraph 17 and Paragraph 18 below, any change of employment or other service within or among the Company and any Affiliates shall not be treated as a termination of employment, director status or consultancy so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate.

18.	EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE OTHER THAN “FOR CAUSE” OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Agreement, in the event of a termination of service (whether as an employee, director or consultant), other than termination “for cause,” Disability, or death for which events there are special rules in Paragraphs 19, 20, and 21, respectively, before all forfeiture provisions or Company rights of repurchase shall have lapsed, then the Company shall have the right to cancel or repurchase that number of Shares subject to a Stock Grant as to which the Company’s forfeiture or repurchase rights have not lapsed.

19.	EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE “FOR CAUSE”.

Except as otherwise provided in a Participant’s Agreement, the following rules apply if the Participant’s service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated “for cause”:

a. All Shares subject to any Stock Grant that remain subject to forfeiture provisions or as to which the Company shall have a repurchase right shall be immediately forfeited to the Company as of the time the Participant is notified his or her service is terminated for Cause.

b. For purposes of this Plan, “cause” shall include (and is not limited to) dishonesty with respect to the employer, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of “cause” will be conclusive on the Participant and the Company.

c. “Cause” is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of “cause” occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute “cause,” then all Shares subject to any Stock Grant that remained subject to forfeiture provisions or as to which the Company had a repurchase right on the date of termination shall be immediately forfeited to the Company.

d. Any provision in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of “cause” for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to that Participant.

20.	EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Agreement, the following rules apply if a Participant ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability: to the extent the Company’s forfeiture provisions or rights of repurchase have not lapsed on the date of Disability, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of Disability as would have lapsed had the Participant not become Disabled. The proration shall be based upon the number of days accrued prior to the date of Disability.

The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

21.	EFFECT ON STOCK GRANTS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Agreement, the following rules apply in the event of the death of a Participant while the Participant is an employee, director or consultant of the Company or of an Affiliate: to the extent the Company’s forfeiture provisions or rights of repurchase have not lapsed on the date of death, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of death as would have lapsed had the Participant not died. The proration shall be based upon the number of days accrued prior to the Participant’s death.

22.	PURCHASE FOR INVESTMENT.

Unless the offering and sale of the Shares to be issued upon the particular exercise or acceptance of a Stock Right shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the “1933 Act”), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

a. The person(s) who exercise(s) or accept(s) such Stock Right shall warrant to the Company, prior to the receipt of such Shares, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing their Shares issued pursuant to such exercise or such grant:

“The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws.”

b. At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise or acceptance in compliance with the 1933 Act without registration thereunder.

23.	DISSOLUTION OR LIQUIDATION OF THE COMPANY.

Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised and all Stock Grants and Stock-Based Awards which have not been accepted will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant’s Survivors have not otherwise terminated and expired, the Participant or the Participant’s Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation. Upon the dissolution or liquidation of the Company, any outstanding Stock-Based Awards shall immediately terminate unless otherwise determined by the Administrator or specifically provided in the applicable Agreement.

24.	ADJUSTMENTS.

Upon the occurrence of any of the following events, a Participant’s rights with respect to any Stock Right granted to him or her hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in a Participant’s Agreement:

A. Stock Dividends and Stock Splits.  If (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, the number of shares of Common Stock deliverable upon the exercise of an Option or acceptance of a Stock Grant shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made including, in the exercise or purchase price per share, to reflect such events. The number of Shares subject to the limitations in Paragraphs 3(a) and 4(c) shall also be proportionately adjusted upon the occurrence of such events.

B. Corporate Transactions.  If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company’s assets other than a transaction to merely change the state of incorporation (a “Corporate Transaction”), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that all Options must be exercised (either (a) to the extent then exercisable or, (b) at the discretion of the Administrator, all Options being made fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Options (either (a) to the extent then exercisable or, (b) at the discretion of the Administrator, all Options being made fully exercisable for purposes of this Subparagraph) over the exercise price thereof.

With respect to outstanding Stock Grants, the Administrator or the Successor Board, shall either (i) make appropriate provisions for the continuation of such Stock Grants on the same terms and conditions by substituting on an equitable basis for the Shares then subject to such Stock Grants either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) terminate all Stock Grants in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Stock Grants over the purchase price thereof, if any. In addition, in the event of a Corporate Transaction, the Administrator may waive any or all repurchase rights or forfeiture provisions with respect to outstanding Stock Grants.

C. Recapitalization or Reorganization.  In the event of a recapitalization or reorganization of the Company, other than a Corporate Transaction pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option or accepting a Stock Grant after the recapitalization or reorganization shall be entitled to receive for the purchase price paid upon such exercise or acceptance the number of replacement securities which would have been received if such Option had been exercised or Stock Grant accepted prior to such recapitalization or reorganization.

D. Adjustments to Stock-Based Awards.  Upon the happening of any of the events described in Subparagraphs A, B or C above, any outstanding Stock-Based Award shall be appropriately adjusted to reflect the events described in such Subparagraphs. The Administrator or the Successor Board shall determine the specific adjustments to be made under this Paragraph 24 and, subject to Paragraph 4, its determination shall be conclusive.

E. Modification of Options.  Notwithstanding the foregoing, any adjustments made pursuant to Subparagraph A, B or C above with respect to Options shall be made only after the Administrator determines whether such adjustments would constitute a “modification” of any ISOs (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of Options, including, but not limited to, pursuant to Section 409A of the Code. If the Administrator determines that such adjustments made with respect to Options would constitute a modification or other adverse tax consequence, it may refrain from making such adjustments, unless the holder of an Option specifically agrees in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such “modification” on his or her income tax treatment with respect to the Option.

25.	ISSUANCES OF SECURITIES.

Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company prior to any issuance of Shares pursuant to a Stock Right.

26.	FRACTIONAL SHARES.

No fractional shares shall be issued under the Plan and the person exercising a Stock Right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.

27.	CONVERSION OF ISOs INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOs.

The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant’s ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an employee of the Company or an Affiliate at the time of such conversion. At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant’s ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

28.	WITHHOLDING.

In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act (“F.I.C.A.”) withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant’s salary, wages or other remuneration in connection with the exercise or acceptance of a Stock Right or in connection with a Disqualifying Disposition (as defined in Paragraph 29) or upon the lapsing of any forfeiture provision or right of repurchase, the Company may withhold from the Participant’s compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company’s Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the fair market value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participant’s payment of such additional withholding.

29.	NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

Each Employee who receives an ISO must agree to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale or gift) of such shares before the later of (a) two years after the date the Employee was granted the ISO, or (b) one year after the date the Employee acquired Shares by exercising the ISO, except as otherwise provided in Section 424(c) of the Code. If the Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

30.	TERMINATION OF THE PLAN.

The Plan will terminate on April 25, 2015, the date which is ten years from the earlier of the date of its adoption by the Board of Directors and the date of its approval by the shareholders of the Company. The Plan may be terminated at an earlier date by vote of the shareholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Agreements executed prior to the effective date of such termination.

31.	AMENDMENT OF THE PLAN AND AGREEMENTS.

The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding Stock Rights granted under the Plan or Stock Rights to be granted under the Plan for favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code, and to the extent necessary to qualify the shares issuable upon exercise or acceptance of any outstanding Stock Rights granted, or Stock Rights to be granted, under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Stock Right previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Agreements may be amended by the Administrator in a manner which is not adverse to the Participant.

32.	EMPLOYMENT OR OTHER RELATIONSHIP.

Nothing in this Plan or any Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

33.	GOVERNING LAW.

This Plan shall be construed and enforced in accordance with the law of the State of Delaware.

Appendix C

OXiGENE, INC.

2009 EMPLOYEE STOCK PURCHASE PLAN

The following constitute the provisions of the 2009 Employee Stock Purchase Plan (the “Plan”) of OXiGENE, Inc. (the “Company”).

1. Purpose.  The purpose of the Plan is to provide Employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company. It is the intention of the Company to have the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Code. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2. Definitions.

(a) “Board” shall mean the Board of Directors of the Company, or a committee of the Board of Directors named by the Board to administer the Plan.

(b) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(c) “Common Stock” shall mean the common stock, $.01 par value per share, of the Company.

(d) “Company” shall mean OXiGENE, Inc., a Delaware corporation.

(e) “Compensation” shall mean total cash compensation received by the Employee from the Company or a Designated Subsidiary that is taxable income for federal income tax purposes, including, payments for overtime, shift premium, incentive compensation, incentive payments, bonuses, commissions and other compensation received from the Company or a Designated Subsidiary, but excluding relocation, expense reimbursements, tuition or other reimbursements and income realized as a result of participation in any stock option, stock purchase or similar plan of the Company or a Designated Subsidiary.

(f) “Continuous Status as an Employee” shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company, provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

(g) “Contributions” shall mean all amounts credited to the account of a participant pursuant to the Plan.

(h) “Designated Subsidiaries” shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

(i) “Employee” shall mean any person who is employed by the Company or one of its Designated Subsidiaries for tax purposes and who is customarily employed for at least 20 hours per week and more than five months in a calendar year by the Company or one of its Designated Subsidiaries.

(j) “Exercise Date” shall mean the last business day of each Offering Period of the Plan.

(k) “Exercise Price” shall mean with respect to an Offering Period, an amount equal to 85% of the Fair Market Value (as defined in paragraph 7(b)) of a share of Common Stock on the Offering Date or on the Exercise Date, whichever is lower.

(l) “Offering Date” shall mean the first business day of each Offering Period of the Plan.

(m) “Offering Period” shall mean a period of six months as set forth in paragraph 4 of the Plan.

(n) “Plan” shall mean this OXiGENE, Inc. 2009 Employee Stock Purchase Plan.

(o) “Subsidiary” shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

3. Eligibility.

(a) Any person who has been continuously employed as an Employee as of the Offering Date of a given Offering Period shall be eligible to participate in such Offering Period under the Plan and further, subject to the requirements of paragraph 5(a) and the limitations imposed by Section 423(b) of the Code. Notwithstanding the foregoing, those persons who are both: (i) subject to the disclosure requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and (ii) “highly compensated employees” as defined in Section 414(q) of the Code, shall not be considered eligible Employees for purposes of the Plan.

(b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary of the Company and (ii) which permits his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate which exceeds $25,000 of fair market value of such stock as defined in paragraph 7(b) (determined at the time such option is granted as such term is construed under Section 423 of the Code and the regulations thereunder) for each calendar year in which such option is outstanding at any time. Any option granted under the Plan shall be deemed to be modified to the extent necessary to satisfy this paragraph 3(b).

4. Offering Periods.  The Plan shall be implemented by a series of Offering Periods, with a new Offering Period commencing on June 1 and December 1 of each year or the first business day thereafter (or at such other time or times as may be determined by the Board). The initial Offering Period shall commence on June 1, 2009 and shall end on November 30, 2009 (the “Initial Offering Period”).

5. Participation.

(a) An eligible Employee may become a participant in the Plan by completing an Enrollment Form provided by the Company and filing it with the Company or its designee prior to the applicable Offering Date, unless a later time for filing the Enrollment Form is set by the Board for all eligible Employees with respect to a given Offering Period. The Enrollment Form and its submission may be electronic as directed by the Company. The Enrollment Form shall set forth the percentage of the participant’s Compensation (which shall be not less than 1% and not more than 10%) to be paid as Contributions pursuant to the Plan.

(b) Payroll deductions shall commence with the first payroll following the Offering Date, unless a later time is set by the Board with respect to a given Offering Period, and shall end on the last payroll paid on or prior to the Exercise Date of the Offering Period to which the Enrollment Form is applicable, unless sooner terminated as provided in paragraph 10.

6. Method of Payment of Contributions.

(a) Each participant shall elect to have payroll deductions made on each payroll during the Offering Period in an amount not less than 1% and not more than 10% of such participant’s Compensation on each such payroll; provided that the aggregate of such payroll deductions during the Offering Period shall not exceed $10,000 (or such other amount as the Board may establish from time to time before an Offering Date). All payroll deductions made by a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account.

(b) A participant may discontinue his or her participation in the Plan as provided in paragraph 10, or, on one occasion only during the Offering Period, may decrease, but may not increase, the rate of his or her Contributions during the Offering Period by completing and filing with the Company a new Enrollment Form authorizing a change in the deduction rate. The change in rate shall be effective as of the beginning of the next payroll period following the date of filing of the new Enrollment Form, if the Enrollment Form is completed at least ten business days prior to such date, and, if not, as of the beginning of the next succeeding payroll period.

(c) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and paragraph 3(b), a participant’s payroll deductions may be decreased to 0% at such time during any Offering Period which is scheduled to end during the current calendar year that the aggregate of all payroll deductions accumulated with respect to such Offering Period and any other Offering Period ending within the same calendar year equals $21,250. Payroll deductions shall recommence at the rate provided in such participant’s Enrollment Form at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in paragraph 10.

7. Grant of Option.

(a) On the Offering Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date of such Offering Period a number of shares of the Common Stock determined by dividing such Employee’s Contributions accumulated prior to such Exercise Date and retained in the participant’s account as of the Exercise Date by the applicable Exercise Price; provided however, that such purchase shall be subject to the limitations set forth in paragraphs 3(b) and 12. The fair market value of a share of the Common Stock shall be determined as provided in paragraph 7(b).

(b) The fair market value of the Common Stock on a given date shall be determined by the Board based on (i) if the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or last sale price of the Common Stock for such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), on the composite tape or other comparable reporting system or (ii) if the Common Stock is not listed on a national securities exchange and such price is not regularly reported, the mean between the bid and asked prices per share of the Common Stock at the close of trading in the over-the-counter market.

8. Exercise of Option.  Unless a participant withdraws from the Plan as provided in paragraph 10, his or her option for the purchase of shares will be exercised automatically on the Exercise Date of the Offering Period, and the maximum number of full shares subject to the option will be purchased for him or her at the applicable Exercise Price with the accumulated Contributions in his or her account. If a fractional number of shares results, then such number shall be rounded down to the next whole number and any unapplied cash shall be carried forward to the next Exercise Date, unless the participant requests a cash payment. The shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant on the Exercise Date. During a participant’s lifetime, a participant’s option to purchase shares hereunder is exercisable only by him or her.

9. Delivery.  Upon the written request of a participant, certificates representing the shares purchased upon exercise of an option will be issued as promptly as practicable after the Exercise Date of each Offering Period to participants who wish to hold their shares in certificate form. Any payroll deductions accumulated in a participant’s account which are not sufficient to purchase a full Share shall be retained in the participant’s account for the subsequent Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 below. Any other amounts left over in a participant’s account after a Purchase Date shall be returned to the participant.

10. Withdrawal; Termination of Employment.

(a) A participant may withdraw all but not less than all the Contributions credited to his or her account under the Plan at any time prior to the Exercise Date of the Offering Period by giving written notice to the Company or its designee. All of the participant’s Contributions credited to his or her account will be paid to him or her promptly after receipt of his or her notice of withdrawal and his or her option for the current period will be automatically terminated, and no further Contributions for the purchase of shares will be made during the Offering Period.

(b) Upon termination of the participant’s Continuous Status as an Employee prior to the Exercise Date of the Offering Period for any reason, including retirement or death, the Contributions credited to his or her account will be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under paragraph 14, and his or her option will be automatically terminated.

(c) In the event an Employee fails to remain in Continuous Status as an Employee for at least 20 hours per week during the Offering Period in which the Employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to his or her account will be returned to him or her and his or her option terminated.

(d) A participant’s withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in a succeeding offering or in any similar plan which may hereafter be adopted by the Company.

11. Interest.  No interest shall accrue on the Contributions of a participant in the Plan.

12. Stock.

(a) The maximum number of shares of Common Stock which shall be made available for sale under the Plan shall be 2,000,000 shares, plus an annual increase on the first day of each of the Company’s fiscal years beginning in 2010, equal to the lesser of (i) 500,000 shares, (ii) five percent of the shares of Common Stock outstanding on the last day of the immediately preceding fiscal year, or (iii) such lesser number of shares as is determined by the Board, subject to adjustment upon changes in capitalization of the Company as provided in paragraph 18. If the total number of shares which would otherwise be subject to options granted pursuant to paragraph 7(a) on the Offering Date of an Offering Period exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised), the Company shall make a pro rata allocation of the shares remaining available for option grants in as uniform a manner as shall be practicable and as it shall determine to be equitable. Any amounts remaining in an Employee’s account not applied to the purchase of shares pursuant to this paragraph 12 shall be refunded on or promptly after the Exercise Date. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each Employee affected thereby and shall similarly reduce the rate of Contributions, if necessary.

(b) The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

13. Administration.  The Board shall supervise and administer the Plan and shall have full power to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Plan and not inconsistent with the Plan, to construe and interpret the Plan, and to make all other determinations necessary or advisable for the administration of the Plan.

14. Designation of Beneficiary.

(a) A participant may designate a beneficiary who is to receive any shares and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to the end of the Offering Period but prior to delivery to him or her of such shares and cash. In addition, a participant may designate a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death prior to the Exercise Date of the Offering Period. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective. Beneficiary designations shall be made either in writing or by electronic delivery as directed by the Company.

(b) Such designation of beneficiary may be changed by the participant (and his or her spouse, if any) at any time by submission of the required notice, which may be electronic. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15. Transferability.  Neither Contributions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in paragraph 14) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with paragraph 10.

16. Use of Funds.  All Contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.

17. Reports.  Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees promptly following the Exercise Date, which statements will set forth the amounts of Contributions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

18. Adjustments Upon Changes in Capitalization.  Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by unexercised options under the Plan, the number of shares of Common Stock which have been authorized for issuance under the Plan but are not yet subject to options, and the number of shares of Common Stock set forth in paragraph 12(a)(i) (collectively, the “Reserves”), as well as the price per share of Common Stock covered by each unexercised option under the Plan, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.

In the event of the proposed dissolution or liquidation of the Company, an Offering Period then in progress will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger, consolidation or other capital reorganization of the Company with or into another corporation, each option outstanding under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date (the “New Exercise Date”). If the Board shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten days prior to the New Exercise Date, that the Exercise Date for his or her option has been changed to the New Exercise Date and that his or her option will be exercised automatically on the New Exercise Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in paragraph 10. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets, merger or other reorganization, the option confers the right to purchase, for each share of Common Stock subject to the option immediately prior to the sale of assets, merger or other reorganization, the consideration (whether stock, cash or other securities or property) received in the sale of assets, merger or other reorganization by holders of Common Stock for each share of Common Stock held on the effective date of such transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in such transaction was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the sale of assets, merger or other reorganization.

The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

19. Amendment or Termination.

(a) The Board may at any time terminate or amend the Plan. Except as provided in paragraph 18, no such termination may affect options previously granted, nor may an amendment make any change in any option theretofore granted which adversely affects the rights of any participant provided that an Offering Period may be terminated by the Board on an Exercise Date or by the Board’s setting a new Exercise Date with respect to an Offering Period then in progress if the Board determines that termination of the Offering Period is in the best interests of the Company and the stockholders or if continuation of the Offering Period would cause the Company to incur adverse accounting charges in the generally-accepted accounting rules applicable to the Plan. In addition, to the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as so required.

(b) Without stockholder consent and without regard to whether any participant rights may be considered to have been adversely affected, the Board shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant’s Compensation, and establish such other limitations or procedures as the Board determines in its sole discretion advisable that are consistent with the Plan.

20. Notices.  All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

21. Conditions Upon Issuance of Shares.  Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the 1934 Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

22. Right to Terminate Employment.  Nothing in the Plan or in any agreement entered into pursuant to the Plan shall confer upon any Employee or other optionee the right to continue in the employment of the Company or any Subsidiary, or affect any right which the Company or any Subsidiary may have to terminate the employment of such Employee or other optionee.

23. Rights as a Stockholder.  Neither the granting of an option nor a deduction from payroll shall constitute an Employee the owner of shares covered by an option. No optionee shall have any right as a stockholder unless and until an option has been exercised, and the shares underlying the option have been registered in the Company’s share register.

24. Term of Plan.  Provided that the stockholders have approved the Plan, The Plan shall become effective on June 1, 2009 and shall continue in effect for a term of ten years unless sooner terminated under paragraph 19.

25. Applicable Law.  This Plan shall be governed in accordance with the laws of the State of Delaware, applied without giving effect to any conflict-of-law principles.

Appendix D
ANNUAL MEETING OF STOCKHOLDERS OF
OXiGENE, INC.
230 Third Avenue
Waltham, MA 02451
May 28, 2009
Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.
ê Please detach along perforated line and mail in the envelope provided. ê

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH DIRECTOR NOMINEE AND “FOR” PROPOSALS NO. 2, 3, 4, 5, 6 AND 7. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE

IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	Election of Directors:

NOMINEES:
☐	FOR ALL NOMINEES	O	Roy Hampton Fickling
		O	Mark Kessel
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	O	John A. Kollins
		O	Arthur B. Laffer, Ph.D.
		O	William D. Schwieterman, M.D.
☐	FOR ALL EXCEPT	O	William N. Shiebler
	(See instructions below)	O	Alastair J.J. Wood, M.D.

	FOR	AGAINST	ABSTAIN
2. To approve an amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of common stock.	☐	☐	☐

3. To approve an amendment to our Restated Certificate of Incorporation to provide for 15,000,000 shares of preferred stock.	☐	☐	☐

4. To approve an amendment to our Restated Certificate of Incorporation to effect a reverse stock split of our common stock.	☐	☐	☐

5. To approve amendments to the OXiGENE, Inc. 2005 Stock Plan.	☐	☐	☐

6. To approve the OXiGENE, Inc. 2009 Employee Stock Purchase Plan.	☐	☐	☐

7. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009.	☐	☐	☐

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.

D-1

OXiGENE, INC.
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING
OF STOCKHOLDERS TO BE HELD ON THURSDAY, MAY 28, 2009
The undersigned hereby appoints John A. Kollins and James B. Murphy, and each of them (with full power to act alone), proxies, with full power of substitution, to vote all shares of common stock of OXiGENE, Inc., a Delaware corporation (the “Company”), owned by the undersigned at the 2009 Annual Meeting of Stockholders of the Company to be held at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., located at Chrysler Center, 666 Third Avenue, New York, NY 10017, on May 28, 2009, at 10:00 a.m., local time, and at any and all adjournments or postponements thereof.
THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED AND, IF NO INSTRUCTIONS TO THE CONTRARY ARE INDICATED, WILL BE VOTED FOR THE ELECTION OF THE NAMED DIRECTOR NOMINEES AND FOR PROPOSALS NO. 2, 3, 4, 5, 6 AND 7. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING.
THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND THE PROXY STATEMENT FURNISHED HEREWITH.
PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TAKING OF A VOTE ON THE MATTERS SPECIFIED HEREIN.
(Continued and to be signed on reverse side.)

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